                                                                   EXHIBIT 10.11



                           UROLOGY CENTER OF THE SOUTH

                                     CLINIC

                                 LEASE AGREEMENT


                            BRIERBROOK PARTNERS, LLC
                      A TENNESSEE LIMITED LIABILITY COMPANY


                                  ("LANDLORD")


                                       AND


                        UROLOGY CENTER OF THE SOUTH, P.C.

                      A TENNESSEE PROFESSIONAL CORPORATION


                                   ("TENANT")








                  DATE OF LEASE:   26TH DAY OF JUNE, 2001
                  PROPERTY         BRIERBROOK MEDICAL BUILDING
                  ADDRESS:         1325 WOLF PARK DRIVE, GERMANTOWN, TN 38138


                                  (WYATT LOGO)

                                TABLE OF CONTENTS


         ARTICLE 1.      BASIC LEASE INFORMATION..................................................................2

         1.1      Basic Information And Definitions...............................................................2

         1.2      Summary Of Terms................................................................................2

         1.3      General Definitions.............................................................................3

         1.4      Construction....................................................................................7

         ARTICLE 2.      PROPERTY AND TERM........................................................................7

         2.1      Property........................................................................................7

         2.2      Term............................................................................................8

         ARTICLE 3.      RENT.....................................................................................8

         3.1      Base Rent.......................................................................................8

         3.2      Base Rent Escalation............................................................................8

         3.3      Additional Rent.................................................................................8

         3.4      Payment of Rent................................................................................10

         3.5      Late Charge....................................................................................10

         3.6      Net Lease......................................................................................10

         3.7      Accounting Classification......................................................................11

         3.8      True Lease.....................................................................................12

         ARTICLE 4.      CONSTRUCTION BY LANDLORD................................................................12

         4.1      Landlord's Duty to Construct Improvements......................................................12

         4.2      Plans and Specifications.......................................................................12

         4.3      Commencement of Construction...................................................................12

         4.4      Zoning Charges and Permits.....................................................................12

         4.5      Variance from Approved Plans...................................................................12

         ARTICLE 5.      TAXES AND UTILITIES.....................................................................13

         5.1      Tax Filings, Assessments, Refund...............................................................13

         5.2      Utilities and Utility Charges..................................................................13

         5.3      Janitorial Service.............................................................................13

         ARTICLE 6.      TENANT'S REPRESENTATIONS, WARRANTIES AND COVENANTS......................................13

         6.1      Legal Status and Authority.....................................................................13

         6.2      Validity of Documents..........................................................................13

         6.3      Litigation.....................................................................................14

         6.4      Status of Property.............................................................................14

         6.5      No Foreign Person..............................................................................14

         6.6      Managed Care Plan..............................................................................14

         6.7      Taxes..........................................................................................14

         6.8      No Change in Facts or Circumstances............................................................15

         6.9      Disclosure.....................................................................................15

         6.10     Illegal Activity/Forfeiture....................................................................15

         6.11     Principal Place of Business....................................................................15

         6.12     ERISA..........................................................................................15

         6.13     Representations and Warranties True............................................................15

         6.14     Compliance with Restrictions...................................................................16

         6.15     Change of Name, Identity or Structure..........................................................16

         6.16     Existence......................................................................................17

         6.17     Principal Place of Business....................................................................17

         6.18     Information and Notices........................................................................17

         6.19     Activities.....................................................................................17

         6.20     ERISA..........................................................................................18

         6.21     Subordination Agreements.......................................................................19

         6.22     Financial Statements and Tax Returns...........................................................19

         ARTICLE 7.      TENANT'S PERSONAL PROPERTY/CONDITION OF PROPERTY........................................19

         7.1      Tenant's Personal Property.....................................................................19

         7.2      Condition of the Property......................................................................20

         ARTICLE 8.      USE.....................................................................................20

         8.1      Use of the Property............................................................................20

         ARTICLE 9.      REPAIRS AND RESTRICTIONS................................................................21

         9.1      Maintenance and Repair.........................................................................21

         9.2      Landlord's Maintenance and Repair..............................................................22

         9.3      Encroachments and Restrictions.................................................................22

         ARTICLE 10.     ALTERATIONS.............................................................................22

         10.1     Alterations To The Suite.......................................................................22

         ARTICLE 11.     LIENS...................................................................................23

         11.1     Liens..........................................................................................23

         11.2     Mechanics Liens................................................................................24

         ARTICLE 12.     LEGAL REQUIREMENTS......................................................................24

         12.1     Compliance.....................................................................................24

         ARTICLE 13.     INSURANCE...............................................................................25

         13.1     Types of Insurance.............................................................................25

         13.2     General Requirements...........................................................................26

         13.3     Waiver of Subrogation..........................................................................26

         13.4     Blanket Policy.................................................................................27

         13.5     No Separate Insurance..........................................................................27

         ARTICLE 14.     FIRE AND CASUALTY.......................................................................27

         14.1     Proceeds.......................................................................................27

         14.2     Reconstruction for Damage or Destruction Covered by Insurance..................................27

         14.3     Tenant's Property..............................................................................28

         14.4     No Abatement of Rent...........................................................................28

         14.5     Damage Near End of Term........................................................................28

         14.6     Waiver.........................................................................................28

         ARTICLE 15.     CONDEMNATION............................................................................28

         15.1     Total Taking...................................................................................28

         15.2     Partial Taking.................................................................................28

         15.3     Award Distribution.............................................................................29

         15.4     Temporary Taking...............................................................................29

         ARTICLE 16.     DEFAULT AND REMEDIES....................................................................29

         16.1     Events of Default..............................................................................29

         16.2     Remedies.......................................................................................30

         16.3     Remedies Cumulative............................................................................31

         16.4     Additional Expenses............................................................................32

         16.5     Waiver.........................................................................................32

         16.6     Application of Funds...........................................................................32

         16.7     Notices by Landlord............................................................................32

         16.8     Landlord's Contractual Security Interest.......................................................32

         16.9     Landlord's Right to Cure.......................................................................33

         16.10    Bankruptcy of Tenant...........................................................................33

         ARTICLE 17.     INDEMNIFICATION.........................................................................35

         17.1     Indemnification................................................................................35

         ARTICLE 18.     SUBLETTING AND ASSIGNMENT...............................................................37

         18.1     Subletting and Assignment......................................................................37

         18.2     Attornment.....................................................................................37

         ARTICLE 19.     SURRENDER...............................................................................38

         19.1     Condition of Property..........................................................................38

         19.2     No Surrender...................................................................................38

         ARTICLE 20.     LIMITATION ON LANDLORD'S LIABILITY......................................................38

         20.1     Landlord's Liability...........................................................................38

         20.2     Utility Service................................................................................38

         20.3     Limitation.....................................................................................38

         ARTICLE 21.     SUBORDINATION...........................................................................39

         21.1     Tenant Subordination...........................................................................39

         ARTICLE 22.     RENEWAL OPTION..........................................................................39

         22.1     Renewal Option.................................................................................39

         ARTICLE 23.     MISCELLANEOUS...........................................................................40

         23.1     Officer's Certificate and Financial Statements.................................................40

         23.2     Risk of Loss...................................................................................40

         23.3     Holding Over...................................................................................40

         23.4     Inspection.....................................................................................40

         23.5     No Waiver......................................................................................41

         23.6     No Merger of Title.............................................................................41

         23.7     Transfers by Landlord..........................................................................41

         23.8     Peaceful Enjoyment.............................................................................41

         23.9     Notices........................................................................................41

         23.10    Survival.......................................................................................43

         23.11    Severability...................................................................................43

         23.12    Late Charges...................................................................................43

         23.13    Amendment; Qualification as REIT...............................................................43

         23.14    Parties Bound..................................................................................43

         23.15    Entire Agreement...............................................................................43

         23.16    Headings.......................................................................................43

         23.17    Governing Law..................................................................................43

         23.18    Memorandum of Lease............................................................................44

         23.19    Landlord's Approval............................................................................44

         23.20    Waiver of Jury Trial...........................................................................44

         23.21    No Brokers.....................................................................................44

         23.22    Rating of the Transaction......................................................................44

         23.23    Additional Rights of Landlord..................................................................45

         EXHIBIT A         Physician Subordination, Non-Compete and Guaranty Agreement
         EXHIBIT B         Property Description
         EXHIBIT C         Floor Plan For Suite
         Exhibit D         Financial Reporting Agreement

                                     CLINIC
                                 LEASE AGREEMENT


         This Lease Agreement (this "LEASE") is made as of this 26TH DAY OF JUNE, 2001, by and between BRIERBROOK PARTNERS, LLC, a Tennessee limited liability company, its successors and assigns, (the "LANDLORD") and UROLOGY CENTER OF THE SOUTH, P.C., a Tennessee professional corporation, its successors and permitted assigns (the "TENANT").

                                    RECITALS

         WHEREAS, the Landlord desires to lease to Tenant and Tenant desires to lease from Landlord the "Suite" as herein defined upon the terms and conditions of this Lease Agreement;

         NOW, THEREFORE, IN CONSIDERATION OF THE RECITALS and in consideration of the agreements, covenants, warranties and agreements set forth herein, which each party acknowledges as good and sufficient consideration, the parties hereto agree as follows:

                       ARTICLE 1. BASIC LEASE INFORMATION

1.1      BASIC INFORMATION AND DEFINITIONS.

         In addition to the terms that are defined elsewhere in this Lease, the following terms and phrases shall have the meanings ascribed thereto below in this ARTICLE 1, unless otherwise limited or expanded elsewhere in this Agreement.

1.2      SUMMARY OF TERMS.

         Any reference in this Agreement to any of the following basic provisions shall be deemed to incorporate all of the pertinent provisions hereinbelow set forth in this ARTICLE 1.

A.  MEDICAL BUILDING ADDRESS                           1325 Wolf Park Drive, Germantown, TN 38138

B.  LANDLORD                                           BRIERBROOK PARTNERS, LLC

C.  LANDLORD ADDRESS                                   Suite 250
                                                       7101 Executive Center Drive
                                                       Brentwood, TN 37027

D.  TENANT                                             UROLOGY CENTER OF THE SOUTH, P.C.

E.  CURRENT ADDRESS                                    Suite 220
                                                       5909 Shelby Oaks
                                                       Memphis, TN 38134

F.  COMMENCEMENT DATE OF LEASE                         26th day of June, 2001

G.  INITIAL LEASE TERM                                 Twenty (20) Years from the Completion Date

H.  RENEWAL OPTION(S)                                  Two (2) additional periods of five (5) years each

I.  RENT BEGINS                                        On the Completion Date

J.  TENANT TERMINATION DATE                            Two (2) years from the Commencement Date

K.  ANNUAL BASE RENT                                   Three Hundred Forty Five Thousand Six Eighty-Seven Dollars
                                                       ($345,687) as adjusted in accordance with SECTION 3.2.

L.  RENTABLE AREA                                      12,789 square feet

M.  RENTABLE AREA OF MEDICAL BUILDING                  33,777 square feet

N.  TENANT'S PROPORTIONATE SHARE                       37.86%

O.  USABLE AREA OF SUITE                               12,267 square feet

P.  FLOOR OF SUITE                                     First

Q.  BROKER                                             Med Properties Management Group, L.L.C.

R.  USE PERMITTED                                      General office use and as defined in SECTION 8.1.

1.3      GENERAL DEFINITIONS.

         Except as otherwise provided herein, or unless the context otherwise requires, the following terms shall have the following meanings:

         1.3.1 ADJUSTMENT DATE shall mean the first date of the Term and each January 1 thereafter occurring within the Term.

         1.3.2 ADJUSTMENT YEAR shall mean each calendar year during which an Adjustment Date occurs.

         1.3.3 AFFILIATE shall mean when used with respect to any corporation, limited liability company, or partnership, any person, corporation, limited liability company, partnership or other legal entity, which, directly or indirectly, controls or is controlled by or is under common control with such corporation, limited liability company, or partnership. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, corporation, limited liability company, partnership or other legal entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, corporation, limited liability company, partnership or other legal entity, through the ownership of voting securities, partnership interests or other equity interests.

         1.3.4 ASSESSMENTS shall mean all levies or charges of every kind and nature for any easement or agreement maintained for the benefit of the Property, association fees, permits, inspection and license fees, general or special assessments, water, sewer or other rents, charges and fees and all other governmental charges of every kind and nature, whether general or special, ordinary or extraordinary, or foreseen or unforeseen, in connection with the Property which at any time may be assessed or imposed on or in respect of or be a lien upon (a) Landlord or its interest in the Property, (b) the Property or any part thereof, any rent therefrom or any interest therein, or (c) any occupancy, use or possession of, sales from, or activity conducted in connection with the Property or any part thereof, including leasing.

         1.3.5 BASE RENT shall have the meaning set forth in SECTION 3.1 herein.

         1.3.6    BASE RENT ESCALATION shall have the meaning set forth in
SECTION 3.2 herein.

         1.3.7    CODE shall mean the Internal Revenue Code of 1986, as amended.

         1.3.8    COMMENCEMENT DATE shall mean the date set forth in
SECTION 1.2 (F).

         1.3.9    COMPLETION DATE shall mean the date which is the earlier of
(a) the date, if applicable, that the Tenant begins to occupy the Suite pursuant to a request from the Tenant to the Landlord to allow Tenant to occupy the Suite, or (b) the date on which Landlord completes construction of the Suite, as evidenced by Landlord's receipt and delivery to Tenant of the following:

                  1.3.9.1 A certificate of occupancy or other comparable certificate which permits the occupancy of the Suite (as herein defined) issued by the appropriate governmental authorities (or such other evidence satisfactory to Buyer that the Suite is ready for occupancy); and,

                  1.3.9.2 A certificate signed by the Landlord to the effect that the construction of the Suite has been completed in accordance with this Agreement and the Plans and Specifications for the Suite; and,

                  1.3.9.3 A certificate signed by the Project Architect to the effect that construction of the Suite has been completed in accordance with the Plans, subject to punch list item specified as a result of the due diligence of the Tenant or the Architect.

         1.3.10 CPI shall mean the Consumer Price Index published by the Bureau of Labor Statistics of the United States Department of Labor, All Items for Urban Wage Earners and Clerical Workers (1982-84 = 100), or if such index is not available, a comparable index selected by Landlord which is published by a governmental institution or a nationally recognized publisher of statistical information.

         1.3.11 CPI INCREASE shall mean on the third Adjustment Date, the amount obtained by multiplying (a) the Base Rent then payable under the Lease immediately preceding the third Adjustment Date, by (b) the percentage increase between the CPI for the month of November immediately preceding the third Adjustment Date and the CPI for the month of immediately preceding the second Adjustment Date. For each next succeeding Adjustment Date, the CPI Increase shall mean the amount obtained by multiplying (a) the Base Rent then payable under the Lease immediately preceding the applicable Adjustment Date, by (b) the percentage increase between the CPI for the month of November immediately preceding the Adjustment Date and the CPI for the month of November for the immediately preceding prior Adjustment Date. The CPI Increase for each Adjustment Year shall be effective as of the first day of such Adjustment Year.

         1.3.12 ENVIRONMENTAL CONDITION shall mean the release of a hazardous pollutant or the generation, manufacture, refining, transportation, treatment, storage, handling, disposal, transfer, production or processing of a hazardous pollutant or other dangerous or toxic substance or solid waste in violation of any applicable environmental law.

         1.3.13 HAZARDOUS MATERIALS shall mean any substance, including without limitation, asbestos or any asbestos containing materials, the group of organic compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, infectious wastes, biomedical and medical wastes, pollutants, effluents, contaminants or emissions, regulated under any Hazardous Materials Law.

         1.3.14 HAZARDOUS MATERIALS LAW shall mean any local, state or federal law, regulation, ordinance, order, judgment, agreement with a governmental authority or other legal requirement relating to the indoor or outdoor environment, human health or safety, occupational health or safety or industrial hygiene, including, without limitation, the Resource Conservation and Recovery Act of 1976 ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, the Federal Water Pollution Control Act, the Clean Air Act, the Clean Water Act, the Toxic Substances Control Act, the Safe Drinking Water Act, the Occupational, Health and Safety Act ("OSHA") and the Tennessee Petroleum Underground Storage Tank Act, all as now or hereafter amended and all similar or related federal, state or local environmental requirements.

         1.3.15 LEASE YEAR shall mean a period of twelve (12) full calendar months beginning on the Commencement Date or on each anniversary date thereof, (unless the Commencement Date shall be other than the first day of a calendar month, in which event it shall begin on the first day of the following month).

         1.3.16 LENDING INSTITUTION shall mean any insurance company, federally insured commercial or savings bank, national banking association, savings and loan association, employees' welfare, pension or retirement fund or system, corporate profit-sharing or pension trust, college or university, or real estate investment trust, including any corporation qualified to be treated for federal tax purposes as a real estate investment trust, or any Real Estate Mortgage Investment Conduit, Financial Asset Securitization Investment Trust or similar investment vehicles created in connection with commercial mortgage backed securities.

         1.3.17 MAJOR ALTERATION(S) shall mean any repair, replacement, restoration, remodeling or rebuilding of the Suite or any portion thereof that is not normal, ordinary or recurring to maintain the Suite.

         1.3.18 OFFICER'S CERTIFICATE shall mean a certificate of Tenant signed by the President, Chief Manager, any Vice President or the Treasurer of Tenant or another officer authorized to so sign by the Board of Directors or By-Laws or Operating Agreement of Tenant, or any other person whose power and authority to act has been authorized by delegation in writing by any of the persons holding the foregoing offices.

         1.3.19 OVERDUE RATE shall mean on any date, a rate per annum equal to Six Percent (6%) above the Prime Rate, but in no event greater than the maximum rate then permitted under applicable law.

         1.3.20 PASS THROUGH EXPENSES shall mean all expenses, costs and disbursements (including Taxes and Assessments) of every kind and nature (determined for the applicable Adjustment Year on an accrual basis in accordance with generally accepted accounting principles) paid or incurred by Landlord or Landlord's beneficiaries in connection with the ownership, management, operation, maintenance, replacement and repair (including capital expenditures and reserves for capital replacements required by the Facility Mortgagee) for the Medical Building and the parcel of real estate on which the Medical Building is located (the "Premises" or the "Property") (including but not limited to parking, driveway, sidewalk, fencing and other portions of the common areas), easements or the personal property and fixtures used in connection therewith, including but not being limited to insurance (fire, extended coverage, rent, business interruption, earthquake, war risk, commercial liability, etc.); utilities; license, permit and inspection fees; cost of funds imposed by Facility Mortgagee on the Landlord (other than costs resulting solely from a variable interest rate, janitorial costs; wages and salaries of operating personnel, including, among others, maids, janitors, and security guards; repairs and maintenance to the Medical Building and the Premises; and security services.

         1.3.21 PAYMENT DUE DATE shall mean any due date for the payment of the installments of Base Rent and Additional Rent or any other sums payable under this Lease.

         1.3.22 PERSON shall mean and include an individual, corporation, limited liability company, partnership, trust, unincorporated association, government, governmental authority, and any other entity.

         1.3.23 PHYSICIAN SUBORDINATION, NON-COMPETE AND GUARANTY AGREEMENT shall mean the agreement substantially in the form of EXHIBIT A attached hereto with respect to each physician/member of Tenant requiring such physician/member to (a) subordinate his/her income, fees and distributions from Tenant to the payment and performance of the obligations of the Tenant set forth in this Lease; (b) refrain from competition with the Tenant within a limited period of time and geographic area as set forth in the Physician Subordination, Non-Compete and Guaranty Agreement; and (c) guarantee (on a limited basis) the payment and performance of the obligations of the Tenant as set forth in the Physician Subordination, Non-Compete and Guaranty Agreement.

         1.3.24 PRIME RATE shall mean the annual rate announced by South Trust Bank (Lender Bank) to be its prime rate for 90-day unsecured loans to its United States corporate borrowers of the highest credit standing, as in effect from time to time.

         1.3.25 PROPERTY shall mean the real property attached hereto as EXHIBIT B, together with all improvements, covenants, licenses, privileges and appurtenances thereto belonging (including, without limitation, any easements, rights-of-way, rights of ingress or egress or other interests in, on or to any land, highway, street, road or avenue in, on, across, abutting or adjoining such real property and any strips and gores adjacent to or lying between such real property and any adjacent real property).

         1.3.26 QUALIFIED MEDICAL PROVIDERS shall mean a physician or other health care professional that is duly licensed in the State of Tennessee and fully qualified to render the medical services in the specialty rendered by such provider in the Suite.

         1.3.27 RATING AGENCIES shall mean Standard & Poors Rating Group ("S&P"), Moody's Investors Service Inc. ("Moody's"), Fitch IBCA, Inc. ("Fitch"), Duff & Phelps Credit Rating Co. ("Duff & Phelps"), or any of their respective successors, or any other nationally recognized credit rating agency or agencies which is rating securities issued in connection with any securitizations or other secondary market transaction in which the loan secured by the Facility Mortgage is included.

         1.3.28 RELEASE shall mean releasing, placing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leeching, disposing or dumping, whether intentional or unintentional.

         1.3.29 SECURITY AGREEMENT shall mean that certain Security Agreement to be dated on or about the Commencement Date or executed upon the request of the Landlord pursuant to the terms of which Tenant has granted to Landlord a first priority security interest in all of Tenant's Collateral, including, without limitation, Tenant's Personal Property, to secure (a) Tenant's obligations under this Lease, (b) Tenant's and the Physicians' obligations under the Physician Subordination, Non-Compete, Guaranty and Indemnification Agreement; (c) any and all other obligations of Tenant or any Affiliate of Tenant or to Landlord and which is assignable to any Facility Mortgagee.

         1.3.30 TAXES shall mean all federal, state and local governmental taxes, assessments and charges (including general real estate taxes, and transit or transit district taxes or assessments) of every kind or nature, which Landlord shall pay or become obligated to pay because of or in connection with the ownership, leasing, management, control or operation of the Suite (including the Premises on which it is situated), or of the personal property, fixtures, machinery, equipment, systems or apparatus located therein or used in connection therewith (including any rental or similar taxes and license, building, occupancy, permit or similar fees levied in lieu of or in addition to general real or personal property taxes) or any limited liability company assessments. For purposes hereof, Taxes for any year shall be Taxes, which are due for payment or paid in that year rather than Taxes which are assessed or become a lien during such year. There shall be included in Taxes for any year the amount of all fees, costs and expenses (including reasonable attorneys' fees) paid by Landlord during such year in seeking or obtaining any refund or reduction of Taxes. If a change occurs in the method of taxation resulting in whole or in part in the substitution for any Taxes as above defined (or any other such tax or assessment that are to be paid by Tenant), such substituted taxes or assessments shall be included in Taxes. Taxes in any year shall be reduced by the net amount of any tax refund received by Landlord during such year. Taxes shall not include any federal, state or local sales, use, franchise, capital stock, inheritance, general income, gift or estate taxes.

         1.3.31 TENANT'S CONSTITUENT PARTIES shall mean Tenant and each of Tenant's officers, directors, and chief manager.

         1.3.32 TENANT'S PROPORTIONATE SHARE shall mean the percentage set forth in SECTION 1.2 (N) of this Lease.

         1.3.33 TENANT'S PROPORTIONATE SHARE OF PASS THROUGH EXPENSES shall mean the product of the sum of Pass Through Expenses multiplied by Tenant's Proportionate Share for each Adjustment Year.

         1.3.34 UNAVOIDABLE DELAYS shall mean Delays due to acts of God, acts of a public enemy, fires, floods, wars, civil disturbances, sabotage, accidents, insurrections, blockades, embargoes, storms, severe weather, explosions, damage to its plants, labor disputes (whether or not the employees' demands are reasonable and within the party's power to satisfy), government restrictions or regulations, acts of any governmental body (whether civil or military, foreign or domestic), all perils of the seas and other waters, failure or delay of third parties or governmental bodies from whom a party is obtaining or must obtain rights of way, easements, franchises, permits, machinery, materials, equipment, transportation, independent contractor's services or supplies to grant or deliver the same, or inability to obtain labor, services, materials, equipment or transportation or other causes beyond the control of the party responsible for performing an obligation hereunder (individually and collectively, "Force Majeure").

         1.3.35 UNSUITABLE FOR ITS PRIMARY INTENDED USE shall mean, as used anywhere in this Lease, that, by reason of damage or destruction, or a Partial Taking, in the good faith judgment of Landlord, reasonably exercised, the Suite cannot be operated on a commercially practicable basis for its Primary Intended Use, taking into account, all relevant factors, and the effect of such damage or destruction or Partial Taking.

1.4      CONSTRUCTION.

         Except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined above include the plural as well as the singular, (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as at the time applicable, (c) all references in this Lease to designated "Articles", "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of this Lease, and (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Lease as a whole and not to any particular Article or Section.

                          ARTICLE 2. PROPERTY AND TERM

2.1      PROPERTY.

         Subject to and upon the terms, provisions, and conditions hereinafter set forth, and each in consideration for the duties, covenants and obligations of the other hereunder, Tenant does hereby lease from Landlord and Landlord does hereby lease to Tenant certain premises (the "Suite") outlined in red on the floor plan attached hereto as EXHIBIT C that are contained in the building to be constructed by Landlord known as the BRIERBROOK MEDICAL BUILDING located at 1325 Wolf Park Drive, Germantown, TN 38138, more particularly described in EXHIBIT B.

         Landlord specifically excepts and reserves to itself the use of any roof decks, the exterior portions of the Suite, all rights to the land and improvements below the improved floor level of the Suite, to the improvements and air rights above the Suite and to the improvements and air rights located outside the demising walls of the Suite, and to such areas within the Suite required for installation of utility lines and other installations required to serve other occupants of the Medical Building and to maintain and repair same, and no rights with respect thereto are conferred upon Tenant, unless otherwise specifically provided herein.

         This Lease is expressly subject and subordinate at all times to (a) the restrictions set forth in EXHIBIT B, and (b) the lien of any mortgage or deed of trust deed encumbering the Property and/or any such leasehold estate, and to all advances made or to be made upon the security thereof as more fully set forth in
ARTICLE 21 hereof.

2.2      TERM.

         The term of this Lease ("Term") shall commence on the Commencement Date and shall end at midnight on date that is the last day of the month following the date that is Twenty (20) Years from the Completion Date, unless the Renewal Option is exercised pursuant to ARTICLE 22 hereof. In the event that the Landlord has not completed the Improvements on or before the date stated in
SECTION 1.2 (I), then Tenant shall have the right to terminate this Lease.

                                ARTICLE 3. RENT

3.1      BASE RENT.

         During the Term, Tenant shall pay to Landlord, an initial base annual rental (the "Base Rent") in the amount of THREE HUNDRED FORTY FIVE THOUSAND SIX EIGHTY-SEVEN DOLLARS ($345,687), as adjusted in accordance with SECTION 3.2, payable in advance in immediately available funds in equal, consecutive monthly installments of Twenty Eight Thousand Eight Hundred Seven and 25/100 Dollars ($28,807.25) on the first (1st) business day of each calendar month ("Payment Date"), commencing on the Completion Date (prorated as to any partial month).

3.2      BASE RENT ESCALATION.

         Base Rent for each Adjustment Year shall be increased during the Term, including any Renewal Term, as follows:

         3.2.1 On the first Adjustment Date, the Base Rent shall be increased by an amount equal to the prior year's Base Rent multiplied by one percent (1%). Provided, however, if the Completion Date is less than twelve (12) months prior to the First Adjustment Date, then the escalator of one percent (1%) shall be prorated by the number of months beginning with the first day of the month next succeeding the Completion Date to the first Adjustment Date. For example, if the Completion Date of the prior year's Base Rent is May 15th, then the escalator of 1% will be adjusted by multiplying the escalator by 6 months divided 12 months or 50% so that the escalator for the First Adjustment Date would be one-half percent (1/2%).

         3.2.2 On the second Adjustment Date, the prior year's Base Rent shall be increased by an amount equal one percent (1%) of the prior year's Base Rent.

         3.2.3 Beginning with the third (3rd) Adjustment Date and for each Adjustment Date thereafter during the Term hereof, including any Renewal Terms, the prior year's Base Rent shall be increased by an amount equal to the greater of (a) an amount equal three percent (3%) of the prior year's Base Rent; or (b) the increase in the CPI over the preceding year from the immediately prior year multiplied by the prior year's Base Rent whichever is higher.

         3.2.4 Increases in the Base Rent resulting from these adjustments shall be added to the Base Rent and payable during the Term on a monthly basis. In no event shall the Base Rent Escalation result in a decrease in the Base Rent.

3.3      ADDITIONAL RENT.

         In addition to the Base Rent, Tenant shall also cause to be paid, when due and payable, all "Additional Rent", which term shall be defined to include the following:

         3.3.1    TENANT'S PROPORTIONATE SHARE OF PASS THROUGH EXPENSES.

                  3.3.1.1 ESTIMATED AMOUNTS. Within a reasonable time after each Adjustment Date, Landlord shall notify Tenant in writing of the amount of Tenant's estimated Proportionate Share of Pass

Through Expenses for the current Lease Year. Such notification shall include the Landlord's calculation of the Additional Rent to be paid by Tenant on an estimated basis for the current Lease Year. Within ten (10) days after the date of such notice from Landlord, Tenant shall pay to Landlord in a lump sum, any increases in Additional Rent required by this Section retroactively to the most recent preceding Adjustment Date. On the first day of the calendar month following the date on which Landlord delivers such statement and on the first day of each calendar month thereafter to and including the date upon which Landlord delivers a subsequent statement hereunder, Tenant shall pay the monthly Additional Rent specified in such statement. The failure of the Landlord to provide any such statement within said period shall not relieve Tenant from its obligation to continue to pay Base Rent at the rate then in effect under this Lease; and,

                  3.3.1.2 ACTUAL AMOUNTS. Within a reasonable period after the end of each month, or at such later date as the Landlord shall be able to determine the actual amount of Tenant's Proportionate Share of Pass Through Expenses for such month, the Landlord shall notify Tenant in writing of such actual amounts for such month. If such actual amounts exceed the estimates for such month then Tenant shall, within ten (10) days after the date of such notice from Landlord, pay to the Landlord, in a lump sum, an amount equal to the excess of the Additional Rent payable for such month based upon the actual amount of Tenant's Proportionate Share of Pass Through Expenses in excess of the estimated amounts paid by Tenant. The obligation to make such payments shall survive the expiration or earlier termination of this Lease. If the total Additional Rent paid by Tenant for such Adjustment Year exceeds the amount of Additional Rent payable for such Adjustment Year based upon Tenant's actual Proportionate Share of Pass Through Expenses, then the Landlord shall credit the excess to monthly installments of Additional Rent payable after the date of the Landlord's notice, until such excess shall be exhausted, or if the Lease shall expire prior to full application of such excess, and Tenant has made full payment of any and all remaining Rent and other sums owed to the Landlord, the Landlord shall pay the balance to the Tenant. No interest or penalties shall accrue on any amounts which Tenant is obligated to pay to the Landlord or which the Landlord is obligated to credit to Tenant by reason of this Section, except to the extent Tenant does not pay such Additional Rent within the time periods set forth herein.

         3.3.2 OTHER OBLIGATIONS. All other amounts, liabilities, obligations and Assessments which Tenant assumes or agrees to pay under this Lease including without limitation, amounts required to reimburse Landlord for its obligations, costs and expenses not previously included in Rent, arising in connection with the termination of any financing as a result of a default hereunder by Tenant; and,

         3.3.3 NONPAYMENT CHARGES. In the event of any failure on the part of Tenant to pay any of those items referred to in SECTIONS 3.3.1 AND 3.3.2 above, every fine, penalty, interest and cost provided for herein which may be added for non-payment or late payment of such items; and,

         3.3.4 COLLECTION EXPENSES. Tenant shall also pay to Landlord on demand an amount equal to any expenses incurred by Landlord in collecting any unpaid sums under this Lease.

         3.3.5 BOOKS AND RECORDS. The Landlord shall maintain books and records of Pass Through Expenses in accordance with sound accounting and management practices. The books and records shall be available to Tenant for inspection at any time prior to the date that is one year after the expiration of the Lease Year to which such books and records pertain, upon prior reasonable notice from Tenant to the Landlord. Such inspection shall take place, at Landlord's election, either at the office of the Medical Building or Landlord's principal office as the Landlord may designate.

         3.3.6 BASE RENT MINIMUM. Notwithstanding anything to the contrary contained in this Lease, Base Rent shall not be adjusted or decreased below the amount set forth in SECTION 3.1 as adjusted by SECTION 3.2.

3.4      PAYMENT OF RENT.

         The Base Rent and Additional Rent may be collectively referred to herein as the "RENT". All payments of Rent shall be paid without notice, demand, setoff or counterclaim, in advance, in lawful money of the United State of America, at Landlord's address set forth herein or at such other place as Landlord may designate in writing.

3.5      LATE CHARGE.

         Landlord shall have all remedies provided at law or equity in the case of non-payment of the Rent. If any installment of Base Rent or Additional Rent (but only as to that Additional Rent which is payable directly to Landlord) shall not be paid on its due date, Tenant will pay Landlord on demand, as Additional Rent, a late charge (to the extent permitted by law) computed at the Overdue Rate (or at the maximum rate permitted by law, whichever is less) on the amount of such delinquent payment(s), from the due date of such delinquent payment(s) to the date of payment thereof.

3.6      NET LEASE.

         3.6.1 This Lease is an absolutely net lease and, any present or future law to the contrary notwithstanding, shall not terminate except as otherwise expressly provided in this Lease nor shall Tenant be entitled to any abatement, reduction, diminution, set-off, counterclaim, defense or deduction with respect to any Rent. All costs, expenses and obligations of every kind and nature whatsoever relating to the Suite, including the Pass Through Expenses and the appurtenances thereto and the use and occupancy of the Suite which may arise or become due and payable with respect to the period which ends on the expiration or earlier termination of the Term in accordance with the provisions hereof (whether or not the same shall become payable during the Term or thereafter) shall be paid by Tenant except as otherwise expressly provided herein. It is the purpose and intention of the parties to this Lease that the Base Rent and Additional Rent due hereunder shall be absolutely net to Landlord and that this Lease shall yield, net to Landlord, the Base Rent and Additional Rent provided in this Lease. The parties intend that the obligations of Tenant hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease other than by an Event of Default.

         3.6.2 The obligations of Tenant to pay all amounts payable pursuant to this Lease shall be absolute and unconditional under any and all circumstances of any character, and such amounts shall be paid without notice, demand, defense, set-off, deduction or counterclaim and without abatement, suspension, deferment, diminution or reduction of any kind whatsoever, except as herein expressly otherwise provided. The obligation of Tenant to lease and pay Base Rent and Additional Rent, and any other amounts due hereunder is without any warranty or representation, express or implied, as to any matter whatsoever on the part of Landlord or any Facility Mortgagee or any Affiliate of either, or anyone acting on behalf of any of them.

         3.6.3 Pursuant to SECTION 7.2, Tenant has approved the plans and specifications for the Suite and selected the Suite and the Medical Building on the basis of its own judgment. Except as otherwise expressly provided herein upon a transfer of Landlord's interest in the property to Tenant or a third party, neither Landlord nor any Facility Mortgagee nor any affiliate of either, nor anyone acting on behalf of any of them makes any representation or warranty of any kind whatsoever, express or implied, including, without limitation, as to the safety, title, condition, quality, quantity, fitness for use, merchantability, conformity to specification, or any other characteristic, of the property or the Suite, or as to whether the property or the Suite or the ownership, use, occupancy or possession thereof complies with any laws, rules, regulations or requirements of any kind.

         3.6.4 As between Tenant and Landlord, any Facility Mortgagee or any indemnified party, Tenant assumes all risks and waives any and all defenses, set-offs, deductions, counterclaims (or other rights), existing or future, as to Tenant's obligation to pay base rent and all other amounts payable hereunder, including, without limitation, any relating to:

                  3.6.4.1 The safety, title, condition, quality, fitness for use, merchantability, conformity to specification, or any other quality or characteristic of the Suite or the Property, latent or not;

                  3.6.4.2 Any set-off, counterclaim, recoupment, abatement, defense or other right which Tenant may have against Landlord, any Facility Mortgagee or any indemnified party for any reason whatsoever arising out of this or any other transaction or matter;

                  3.6.4.3 Any defect in title or ownership of the Property or any title encumbrance now or hereafter existing with respect to the Property;

                  3.6.4.4 Any loss, theft or destruction of, or damage to, the Suite or the Property, in whole or in part, or cessation of the use or possession of the Suite by Tenant for any reason whatsoever and of whatever duration, or any condemnation, confiscation, requisition, seizure, purchase, taking or forfeiture of the Suite or the property, in whole or in part;

                  3.6.4.5 Any inability or illegality with respect to the use, ownership, occupancy or possession of the Suite or by Tenant;

                  3.6.4.6 Any insolvency, bankruptcy, reorganization or similar proceeding by or against Tenant or Landlord or any Facility Mortgagee;

                  3.6.4.7 Any failure to obtain, or expiration, suspension or other termination of, or interruption to, any required licenses, permits, consents, authorizations, approvals or other legal requirements;

                  3.6.4.8 The invalidity or unenforceability of this Lease or any other infirmity herein or any lack of power or authority of Landlord or Tenant to enter into this contract;

                  3.6.4.9 Any other circumstances or happening whatsoever, whether or not similar to any of the foregoing.

         3.6.5 Tenant hereby waives, to the extent permitted by applicable law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by statute or otherwise, to terminate, cancel, quit, rescind or surrender this Lease except in accordance with the express terms hereof. Each payment of Base Rent and Additional Rent, and any other amount due hereunder made by Tenant shall be final, and Tenant, without waiving any other remedies it may have, will not seek or have any right to recover all or any part of such payment from Landlord or any Facility Mortgagee for any reason whatsoever. The making of payments under this Lease by Tenant shall not be deemed to be a waiver of any claim or claims that Tenant may assert against Landlord or any other person. Landlord agrees to repay Tenant amounts paid to Landlord to the extent such payments were in error and are not required by any of the terms and provisions of this Lease.

3.7      ACCOUNTING CLASSIFICATION.

         Notwithstanding any other provision contained in this Lease, it is specifically understood and agreed that neither Landlord nor any Facility Mortgagee nor any Affiliate of either, nor anyone acting on behalf of any of them makes any warranties or representations or has any responsibility to disclose any relevant information, nor, has Landlord or any Facility Mortgagee or any Affiliate of either, or anyone acting on behalf of any of them made any covenants or undertakings or has any other responsibility or duty, as to the accounting treatment to be accorded Tenant or as to the U.S. Federal or any state income or any other tax consequences, if any, to Tenant as a result of or by virtue of the transactions contemplated by this Lease.

3.8      TRUE LEASE.

         This Lease is intended as, and shall constitute, an agreement of lease, and nothing herein shall be construed as conveying to Tenant any right, title or interest in or to the Property nor to any remainder or reversionary estates in the Property held by any entity or person, except, in each instance, as a Tenant. Under no circumstances shall this Lease be regarded as an assignment of all of Landlord's interests in and to the Property or the Suite; instead Landlord and Tenant shall have the relationship between them of landlord and tenant, pursuant to the provisions of this Lease. Landlord and Tenant each shall reflect the transaction represented herein in all applicable books and records (including income tax returns) in a manner consistent with "true lease" treatment, rather than "financing treatment".

                      ARTICLE 4. CONSTRUCTION BY LANDLORD

4.1      LANDLORD'S DUTY TO CONSTRUCT IMPROVEMENTS.

         Landlord will construct on the Property all of the improvements reflected on the plans and specifications as hereinafter defined in SECTION 4.2 ("Improvements"), including, but not limited to the Suite.

4.2      PLANS AND SPECIFICATIONS.

         Landlord has engaged the services of the Architect who has been approved by Tenant to prepare the plans and specifications to be used in the construction of the Suite required in SECTION 4.1 hereof ("Plans and Specifications"). Copies of these Plans and Specifications, to the extent they are prepared as of the date hereof, have been made available to Tenant, and additional plans and specifications will be made available to Tenant as they are prepared. The construction required herein shall proceed according to the Plans and Specifications.

4.3      COMMENCEMENT OF CONSTRUCTION.

         Landlord will commence construction as soon as practicable after the execution of this Lease, and will complete the same within twelve months (12) from the commencement of construction; provided, however, that the time within which the Improvements are to be completed shall be extended for a period equal to an Unavoidable Delay.

4.4      ZONING CHARGES AND PERMITS.

         Landlord will obtain, at its sole cost, all necessary variances or zoning changes, construction permits and licenses for the construction of the Improvements and shall comply with all local, state and federal laws and regulations concerning the excavation, construction and the maintenance of the Improvements. Landlord covenants that it shall comply with all local, state and federal laws and regulations concerning the maintenance of the Improvements. Tenant will cooperate with Landlord in the acquisition of such variances, permits and other governmental authorizations for the construction of the Improvements.

4.5      VARIANCE FROM APPROVED PLANS.

         Landlord shall not authorize a material variance from the Plans and Specifications for the Suite without the prior written consent of Tenant.

                         ARTICLE 5. TAXES AND UTILITIES

5.1      TAX FILINGS, ASSESSMENTS, REFUND.

         Landlord, at its expense, shall, to the extent permitted by applicable law, prepare and file all tax returns and reports as may be required by governmental authorities in respect of any Taxes and Assessments as may be required by governmental authorities. If any refund shall be due from any taxing authority in respect of any Taxes and Assessments paid by Tenant, the same shall be paid to Tenant if no Event of Default exists hereunder. Any such funds retained by Landlord due to an Event of Default shall be applied as provided in
ARTICLE 16. Upon request of either party, Landlord and Tenant shall, to the extent it possesses same, provide such data as may be necessary to prepare any required returns and reports. In the event governmental authorities classify any property covered by this Lease as personal property, Tenant shall file all personal property tax returns in such jurisdictions where it may legally so file. Landlord and Tenant, to the extent it possesses the same, will provide the other party, upon request, with cost and depreciation records necessary for filing returns for any property so classified as personal property.

5.2      UTILITIES AND UTILITY CHARGES.

         Tenant shall arrange, contract and pay for its own account, at its own expense, and in its own name, all utilities necessary to serve the Suite including, without limitation, all water, light, power, electricity, gas telephone, information or computer services or other utility charges relating to the Suite. Separate meters shall be installed for such utilities.

5.3      JANITORIAL SERVICE.

         Tenant shall make arrangements for janitorial services for the Suite. Tenant shall pay the entire cost of such janitorial services.

         ARTICLE 6. TENANT'S REPRESENTATIONS, WARRANTIES AND COVENANTS

6.1      LEGAL STATUS AND AUTHORITY.

         Tenant (a) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (b) is duly qualified to transact business and is in good standing in the state where the Suite is located; and (c) has all necessary approvals, governmental and otherwise, and full power and authority to own, operate and lease the Suite. Tenant has full power, authority and legal right to execute this Lease and to fulfill its obligations pursuant to the terms of this Lease and to keep and observe all of the terms of this Lease on Tenant's part to be performed.

6.2      VALIDITY OF DOCUMENTS.

         6.2.1    The execution, delivery and performance of this Lease:

                  6.2.1.1 Are within the power and authority of Tenant's Constituent Parties, to the extent applicable; and,

                  6.2.1.2 Have been authorized by all requisite organizational action of Tenant and each of Tenant's Constituent Parties; and,

                  6.2.1.3 Do not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a material default under any provision of law, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership or trust agreement, articles of organization, operating agreement, or other governing instrument of Tenant or of any of Tenant's Constituent Parties, or any indenture, agreement or other instrument to which Tenant or any of Tenant's

Constituent Parties is a party or by which it or any of them or any of their respective assets or the Property is or may be bound or affected; and,

                  6.2.1.4 Have not and will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except as contemplated herein; and

                  6.2.1.5 Will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of a memorandum of this Lease in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created by this Lease).

         6.2.2 This Lease constitutes the legal, valid and binding obligations of Tenant.

6.3      LITIGATION.

         There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to Tenant's knowledge, threatened or contemplated against Tenant, or against or affecting the Suite that (a) has not been fully disclosed to Landlord and Facility Mortgagee by Tenant in writing and (b) (i) as reasonably determined by Tenant, has a material, adverse affect on the Suite or Tenant's ability to perform its obligations under this Lease, or (ii) is not adequately covered by insurance.

6.4      STATUS OF PROPERTY.

         6.4.1 Tenant has obtained or caused to be obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the conduct of its business in the Suite, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification due to any act or omission by or on behalf of Tenant.

         6.4.2 Tenant has paid in full for, and is the owner of, all of Tenant's Personal Property used in connection with the operation of the Suite, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created by this Lease.

6.5      NO FOREIGN PERSON.

         Tenant is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations.

6.6      MANAGED CARE PLAN.

         Tenant has entered into a contract with Health Choice Managed Care Plan and is fully entitled to participate as a provider of services under the Health Choice Managed Care Plan. During the Term of this Lease, Tenant shall maintain its contractual relationship with Health Choice Managed Care Plan and shall not terminate or allow the termination of Tenant's relationship as a provider of services under such Plan without the written consent of the Landlord. Provided, however, in the event that Tenant's relationship as a provider of services to Health Choice Managed Care Plan is terminated for any reason, such termination shall not be an event of default hereunder if Tenant within sixty (60) days following such termination establishes a similar contractual relationship as a provider of services with a similar managed care plan (or other similar type plan) reasonably acceptable to Landlord.

6.7      TAXES.

         Tenant has filed all federal, state, county, municipal, and city income, personal property and other tax returns required to have been filed by it and has paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Tenant does not know of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

6.8      NO CHANGE IN FACTS OR CIRCUMSTANCES.

         All information in all financial statements, reports, certificates and other documents prepared by Tenant or its Affiliates, and to the best of Tenant's knowledge after due inquiry, all such information and documents prepared by any other Person, and in either case submitted to Landlord by Tenant or any Affiliate thereof, or any member, general partner, principal or affiliate of Tenant, in connection with this Lease, are accurate, complete and correct in all material respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading in any material way.

6.9      DISCLOSURE.

         Tenant has disclosed to Landlord all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

6.10     ILLEGAL ACTIVITY/FORFEITURE.

         6.10.1 No portion of the Suite will be purchased, improved, equipped or furnished by Tenant or any Affiliate of Tenant, including without limitation Tenant's predecessors-in-interest, with proceeds of any illegal activity and to the best of Tenant's knowledge, there are no illegal activities or activities relating to controlled substances in violation of applicable Legal Requirements to be conducted in the Suite.

         6.10.2 There has not been and shall never be committed by Tenant, or any other person under the reasonable control of Tenant to be in occupancy of or involved with the operation or use of the Suite, any act or omission affording the federal government or any state or local government the right of forfeiture as against the Suite, the Property or any material part thereof or any monies paid in performance of Tenant's obligations under the Lease. Tenant hereby covenants and agrees not to commit or knowingly permit or suffer to exist any act or omission affording such right of forfeiture.

6.11     PRINCIPAL PLACE OF BUSINESS.

         Tenant's principal place of business and its chief executive office as of the date hereof is:

         Suite 220
         5909 Shelby Oaks
         Memphis, TN 38134

6.12     ERISA.

         6.12.1   As of the date hereof and throughout the term of this Lease:
(a) Tenant is not and will not be an "employee benefit plan" as defined in
Section 3(3) of ERISA, which is subject to Title I of ERISA, and (b) the assets of Tenant do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

         6.12.2   As of the date hereof and throughout the term of this Lease
(a) Tenant is not and will not be a "governmental plan" within the meaning of
Section 3(32) of ERISA and (b) transactions by or with Tenant are not and will not be subject to state statutes applicable to Tenant regulating investments of and fiduciary obligations with respect to governmental plans.

6.13     REPRESENTATIONS AND WARRANTIES TRUE.

         In the event that any representation or warranty contained herein becomes materially untrue, in whole or in part, after the date hereof, in a manner which adversely affects the Suite, Tenant or Tenant's ability to perform its obligations under this Lease, Tenant will so advise Landlord and Facility Mortgagee in writing immediately.

         6.13.1 Tenant shall furnish Landlord with such financial or management information (including State and Federal tax returns) as may, from time to time, be reasonably required by Landlord or Facility Mortgagee in form and substance reasonably satisfactory to Landlord and Facility Mortgagee.

         6.13.2 Tenant shall furnish to Landlord or Facility Mortgagee and its agents commercially reasonable facilities for the examination and audit of any such books and records.

6.14     COMPLIANCE WITH RESTRICTIONS.

         TENANT SHALL OBSERVE AND COMPLY IN ALL MATERIAL RESPECTS WITH EACH AND EVERY TERM OF (A) THE RESTRICTIONS ON THE USE OF THE PROPERTY SET FORTH IN EXHIBIT C INCLUDING, BUT NOT LIMITED TO THE SPECIFIC PROHIBITIONS OF PROVIDING ANY SERVICE INVOLVING THE ELECTIVE TERMINATION OF A PREGNANCY; (B) ANY AGREEMENT OR RECORDED INSTRUMENT AFFECTING OR PERTAINING TO THE SUITE, GIVEN BY TENANT TO LANDLORD IN CONNECTION WITH THIS LEASE AND ANY AMENDMENTS, MODIFICATIONS OR CHANGES THERETO.

         TENANT FURTHER ACKNOWLEDGES AND AGREES THAT THE RESTRICTIONS SET FORTH ABOVE APPLY TO EACH OF ITS MEMBERS, OFFICERS, PARTNERS, SHAREHOLDERS, EMPLOYEES AND AFFILIATES OR ANY OTHER PERSON OR ENTITY WHICH TENANT ALLOWS TO PERFORM MEDICAL SERVICES AND TENANT ASSUMES FULL AND COMPLETE RESPONSIBILITY FOR COMPLIANCE WITH THE FOREGOING RESTRICTIONS IN TENANT'S SUITE. IN THE EVENT OF ANY VIOLATION OF ANY OF THE FOREGOING RESTRICTIONS, THEN TENANT, NOTWITHSTANDING ANY OTHER PROVISION OF THIS LEASE SHALL BE IN IMMEDIATE DEFAULT OF THIS LEASE AND TENANT SHALL IMMEDIATELY CEASE AND DESIST SUCH VIOLATION AND/OR CAUSE ANY PERSON OR ENTITY CAUSING SUCH VIOLATION TO IMMEDIATELY AND PERMANENTLY VACATE THE SUITE.

         WITHOUT LIMITING ANY OTHER RIGHTS THAT LANDLORD MAY HAVE HEREUNDER, INCLUDING LANDLORD'S RIGHT OF TERMINATION, LANDLORD SHALL BE ENTITLED TO EXERCISE ANY AND ALL REMEDIES, AT LAW OR IN EQUITY, TO ENFORCE THE PROVISIONS OF THIS LEASE AND ANY BREACH OR DEFAULT HEREUNDER INCLUDING, WITHOUT LIMITATION, THE RIGHT TO OBTAIN A TEMPORARY OR PERMANENT INJUNCTION AND/OR SPECIFIC PERFORMANCE. SPECIFICALLY, TENANT ACKNOWLEDGES THAT THE COVENANTS SET FORTH IN THIS SECTION OF THIS LEASE ARE MATERIAL TO LANDLORD ENTERING INTO THIS LEASE. TENANT FURTHER ACKNOWLEDGES AND AGREES THAT THE INTERESTS OF LANDLORD WILL BE IRREPARABLY HARMED AND DAMAGED IN THE EVENT OF A BREACH OF THE COVENANTS SET FORTH IN THIS SECTION OF THIS LEASE. ACCORDINGLY, LANDLORD SHALL BE ENTITLED TO INJUNCTIVE RELIEF (TEMPORARY AND PERMANENT) AND/OR SPECIFIC PERFORMANCE, OR OTHER APPROPRIATE EQUITABLE REMEDY, IN CONNECTION WITH ANY BREACH OR THREATENED BREACH OF THE COVENANTS SET FORTH IN THIS SECTION OF THIS LEASE, WITHOUT THE NECESSITY OF POSTING BOND OR OTHER SECURITY.

6.15     CHANGE OF NAME, IDENTITY OR STRUCTURE.

         Except as may be permitted under this Lease, Tenant will not change Tenant's name, identity (including its trade name or names) or, if not an individual, Tenant's corporate, partnership or other structure without notifying Landlord of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Tenant's structure, without first obtaining the prior written consent of Landlord and Facility Mortgagee, which will not be unreasonably withheld or delayed, provided that such change in structure shall comply in all applicable respects with the provisions of this Lease.

6.16     EXISTENCE.

         Tenant will continuously maintain (a) its existence and shall not dissolve or permit its dissolution, (b) its rights to do business in the state where the Suite is located and (c) its franchises and trade names, if any.

6.17     PRINCIPAL PLACE OF BUSINESS.

         Tenant shall not change the principal place of business or chief executive office set forth in SECTION 6.11 without the consent of Landlord, which consent shall not be unreasonably withheld. Landlord's consent shall be conditioned upon, among other things, the execution and delivery of additional financing statements, security agreements and other instruments that may be necessary to effectively evidence or perfect Landlord's security interest in the Tenant's Personal Property as a result of such change of principal place of business.

6.18     INFORMATION AND NOTICES.

         Tenant shall promptly deliver to Landlord and Facility Mortgagee (a) all material written communications relating to any pending or threatened investigations, claims or proceedings with respect to a violation any Legal Requirement, Insurance Requirement, Hazardous Material Law, condemnation proceedings, and the occurrence of any event giving rise (or that could reasonably be expected to give rise) to a claim under any insurance policy maintained pursuant to the terms of this Lease in an amount greater than $100,000 together with copies of any document relating thereto (including copies of any such claim) in the possession or control of Tenant and (b) any information it has knowledge of concerning matters that have or may have a material adverse effect on the Property.

6.19     ACTIVITIES.

         6.19.1   Tenant has not and shall not:

                  6.19.1.1 Merge into or consolidate with any person or entity or dissolve, terminate or liquidate in whole or in part, transfer or otherwise dispose of all or substantially all of its assets or change its legal structure;

                  6.19.1.2  Amend or terminate its Charter or By-Laws.

                  6.19.1.3  Fail to observe its organizational formalities;

                  6.19.1.4 Own any subsidiary or make any investment in, any person or entity without the consent of Landlord;

                  6.19.1.5 Commingle its assets with the assets of any of its members, general partners, affiliates, principals or of any other person or entity, participate in a cash management system with any other entity or person, or fail to use its own separate stationary, telephone number, invoices and checks;

                  6.19.1.6 Become insolvent and fail to pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due;

                  6.19.1.7 Fail to maintain its records (including financial statements), books of account and bank accounts separate and apart from those of the members, general partners, principals and Affiliates of Tenant, the Affiliates of a member, general partner or principal of Tenant, and any other person or entity; permit its assets or liabilities to be listed as assets or liabilities on the financial statement of any other entity or person; or, include the assets or liabilities of any other person or entity on its financial statements;

                  6.19.1.8 Enter into any contract or agreement (except for the Management Agreement) with any member, general partner, principal or affiliate of Tenant, or any member, general partner, principal or affiliate thereof, except upon terms and conditions that are commercially reasonable, intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any member, general partner, principal or affiliate of Tenant, or any member, general partner, principal or affiliate thereof;

                  6.19.1.9 Seek the dissolution or winding up in whole, or in part, of Tenant;

                  6.19.1.10 Guarantee or become obligated for the debts of any other entity or person or hold itself out to be responsible for the debts of another entity or person;

                  6.19.1.11 Make any loans or advances to any third party, including any officer, director or shareholder or Affiliate of Tenant, and shall not acquire obligations or securities of any officer, director or shareholder of Tenant, or Affiliate thereof, except the obligations of the Company, under applicable law, to repurchase the shares of stock of the Company under the Tennessee Professional Corporation Act, when a shareholder terminates, dies, becomes disabled, or, becomes a disqualified shareholder;

                  6.19.1.12 Fail to file its own tax returns or be included on the tax returns of any other person or entity except as required by applicable law;

                  6.19.1.13 Fail to allocate fairly and reasonably any overhead expenses that are shared with an Affiliate, including paying for office space and services performed by any employee of an Affiliate;

                  6.19.1.14 Pledge its assets for the benefit of any other person or entity, other than, with respect to Tenant, with respect to this Lease;

                  6.19.1.15 Fail to consider the interests of its creditors in connection with all corporate actions to the extent permitted by applicable law;

                  6.19.1.16 Have any of its obligations guaranteed by an Affiliate, except only to the extent expressly provided in this Lease.

         6.19.2 This Lease shall not be amended, modified, supplemented, restated or terminated and no provisions thereof shall be waived or released if the effect of such amendment, modification, termination, waiver or release would have the effect of violating or being inconsistent with any of the covenants set forth above in this SECTION 6.19 without in each instance the express prior written consent of Landlord.

6.20     ERISA.

         6.20.1 Tenant shall not engage in any transaction that would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Landlord of any of its rights under this Lease) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         6.20.2 Tenant further covenants and agrees to deliver to Landlord such certifications or other evidence from time to time throughout the Term of this Lease, as requested by Landlord, that (a) Tenant is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(32) of ERISA;
(b) Tenant is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans.

6.21     SUBORDINATION AGREEMENTS.

         At all times during the Term of this Lease, Tenant shall cause each physician/member of Tenant to execute, deliver and maintain in full force and effect a Physician Subordination Non-Compete and Guaranty Agreement in favor of Landlord and any Facility Mortgagee substantially in the form attached hereto as EXHIBIT A.

6.22     FINANCIAL STATEMENTS AND TAX RETURNS.

         6.22.1 At all times during the Term of this Lease, Tenant shall cause the following financial statements and/or tax returns to be provided to Landlord and the Facility Mortgagee as follows:

                  6.22.1.1 With respect to Tenant, Landlord and the Facility Mortgagee shall receive, no later than 45 days after the end of each quarter, a quarterly financial statement (such quarterly financial statements to be internally-prepared); and

                  6.22.1.2 With respect to any physician/member that is required to executed a Physician Subordination, Non-Compete and Guaranty Agreement, Landlord and the Facility Mortgagee shall receive no later than April 30 of each year thereafter, a personal financial statement that includes a balance sheet and income statement in form acceptable to the Facility Mortgagee and such financial statement shall set forth with reasonable particularity the sources of income, a description of assets and liabilities (including contingent liabilities). All such financial statements shall be certified by the physician to provide that "under penalties of perjury, the undersigned states that the financial information set forth herein is true and correct to the best of the undersigned's knowledge, information and belief". In lieu of providing an income statement, the physician may deliver to Landlord and the Facility Mortgagee a copy of such physician's federal income tax return for the applicable period.

                  6.22.1.3 In addition, Tenant shall cause each physician required to deliver a financial statement in accordance with this Section, shall be required to execute and deliver an agreement (in the form of the Financial Reporting Agreement attached hereto as EXHIBIT D) agreeing to timely deliver a financial statement as required above.

          ARTICLE 7. TENANT'S PERSONAL PROPERTY/CONDITION OF PROPERTY

7.1      TENANT'S PERSONAL PROPERTY.

         Tenant, at its election and expense, may install or place in the Suite, any items of Tenant's Personal Property (as defined below). Subject to the terms of this Lease, Tenant may remove the same upon the expiration or earlier termination of the Term. As used herein, "Tenant's Personal Property" shall mean all machinery, equipment, furniture, furnishings, movable walls or partitions, computers, trade fixtures or other personal property, and consumable inventory and supplies, used or useful in Tenant's business in the Suite, except items that constitute a fixture. Tenant shall provide and maintain during the Term all Tenant's Personal Property and Tenant's equipment required to operate the Suite in compliance with all applicable Legal Requirements (as defined below) and Insurance Requirements (as defined below) and otherwise in accordance with customary practice in the industry for the Primary Intended Use. All of Tenant's Personal Property not removed by Tenant upon the expiration or earlier termination of this Lease shall be considered abandoned by Tenant and may be appropriated, sold, destroyed or otherwise disposed of by Landlord without first giving notice thereof to Tenant, without any payment to Tenant and without any obligation to Tenant to account therefor. Tenant will, at its expense, restore the Suite at the expiration or earlier termination of this Lease to the condition required by SECTION 19.1, including repair of all damage to the Suite caused by the removal of Tenant's Personal Property, whether effected by Tenant or Landlord.

7.2      CONDITION OF THE PROPERTY.

         Tenant's occupancy of the Suite upon the Completion Date shall constitute Tenant's acknowledgement of receipt and delivery of possession of the Suite and that Tenant has examined and otherwise has acquired knowledge of the condition of the Property and Suite prior to the occupancy of the Suite and has found the same to be in good order and repair and satisfactory for all purposes. Such occupancy shall constitute Tenant's further acknowledgement (a) that Tenant has examined or has had an opportunity to examine title to the Property and has found the same to be satisfactory for all purposes and accepts such condition of title; (b) that Tenant is leasing the Property "as is" in its present condition;
(c) that Tenant waives any claim or action against Landlord in respect of the condition of the Property or the Suite. LANDLORD MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, IN RESPECT OF THE PROPERTY OR ANY PART THEREOF, EITHER AS TO ITS FITNESS FOR USE, SUITABILITY, DESIGN OR CONDITION FOR ANY PARTICULAR USE OR PURPOSE OR OTHERWISE, AS TO QUALITY OF THE MATERIAL OR WORKMANSHIP THEREIN, LATENT OR PATENT, IT BEING AGREED THAT ALL SUCH RISKS ARE TO BE BORNE BY TENANT. LANDLORD HEREBY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE RELATIVE TO THE PROPERTY OR ANY COMPONENT PART THEREOF. Tenant represents that the officers of Tenant are knowledgeable and experienced in the leasing of properties comparable to the Suite and agrees that Tenant will be relying solely on Tenant's inspections of the Suite in leasing the Property. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN NEGOTIATED AND ARE INTENDED TO BE A COMPLETE EXCLUSION AND NEGATION BY LANDLORD OF, AND LANDLORD DOES HEREBY DISCLAIM, ANY AND ALL WARRANTIES BY LANDLORD, EXPRESS OR IMPLIED, WITH RESPECT TO THE SUITE OR ANY PORTION THEREOF, WHETHER ARISING PURSUANT TO THE UNIFORM COMMERCIAL CODE OR ANY OTHER LAW NOW OR HEREAFTER IN EFFECT OR OTHERWISE, AND TENANT HEREBY ACKNOWLEDGES AND ACCEPTS SUCH EXCLUSION, NEGATION AND DISCLAIMER.

                                 ARTICLE 8. USE

8.1      USE OF THE PROPERTY.

         8.1.1 The Property shall be used as a urology clinic for the conduct of urology medical practice of Tenant and for such other uses as may be necessary in connection with or incidental to such use (the "Primary Intended Use"), but shall not be used to provide other medical services or for any other purpose without Landlord's and Facility Mortgagee's prior written consent. Tenant covenants and agrees that it will use its best efforts to continuously operate the Suite as a urology clinic. Tenant shall obtain and maintain all approvals needed to use and operate the Suite for its Primary Intended User, under applicable Legal Requirements.

                  8.1.2 Only Qualified Medical Providers shall be permitted to use the Suite to render medical services or to render medical services therein.

                  8.1.3 Tenant shall not use or permit the Suite to be used in any manner that will cause the violation of the restrictions set forth in this Lease (including, but not limited the restrictions on use set forth in this Section or SECTION 6.14) or under any insurance policy covering the Property or any part thereof. Tenant shall, at its sole cost, comply with all of the requirements of the Insurance Requirements pertaining to the Suite or other improvements necessary for the maintenance of the insurance, as herein provided, covering the Suite and Tenant's Personal Property.

                  If an invalidation of coverage or increase in the rate of fire insurance or other insurance occurs or is threatened by any insurance company due to any act or omission by Tenant, or its Invitees, such statement or threat shall be conclusive evidence that the increase in such rate is due to such act of Tenant, or the contents or equipment in or about the Suite, and, as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord upon demand.

         8.1.4 Tenant shall not commit or suffer to be committed any waste in the Suite or on the Property, nor shall Tenant cause or permit any nuisance thereon or disturbance of any other tenant of the Medical Building or the occupants of neighboring property or injure the reputation of the Medical Building.

         8.1.5 Tenant shall neither suffer nor permit the Suite or any portion thereof, or Tenant's Personal Property, to be used in such a manner as
(a) might reasonably tend to impair Landlord's title thereto or to any portion thereof, or (b) may reasonably make possible a claim or claims of adverse usage or adverse possession by the public, as such, or of implied dedication of the Property or any portion thereof.

         8.1.6 Tenant shall use the Suite in full compliance with all Hazardous Materials Laws and shall not suffer the use, storage, handling, disposal, relocation or management of Hazardous Materials on the Property, except as is consistent with the ordinary course of business for a medical facility in full compliance with all Hazardous Material Laws. Without limiting the foregoing, Tenant agrees to comply at all times with the Ordinances of the City of Germantown, Tennessee the regulations of the State of Tennessee and/or the federal Environmental Protection Agency in Tenant's use and occupancy of the Premises and disposal of infectious and pathological waste and biologicals. Tenant agrees that Landlord shall have the sole right to designate a waste hauler or transporter for all infectious and pathological waste (including sharps) and biologicals (as such terms are defined from time to time by Landlord, consistent with governmental statutes, ordinances or regulations) generated by Tenant at the Premises. Tenant agrees to enter into a separate contract with the waste hauler designated by Landlord and to be solely responsible for the costs (based upon competitive rates) associated with the disposal of such wastes from the Premises.

         8.1.7 Tenant shall use every reasonable precaution to prevent loss or damage to the Suite and to prevent injury to third persons or property of third persons. Tenant shall cooperate fully with Landlord and all insurance companies providing insurance pursuant to ARTICLE 13 hereof in the investigation and defense of any claims or suits arising from the ownership, operation, occupancy or use of the Suite; provided that nothing contained in this Section shall be construed as imposing on Landlord any duty to investigate or defend any such claims or suits. Tenant shall comply and shall cause all persons using, operating or occupying the Suite to comply with all Insurance Requirements and Legal Requirements applicable to the Suite, to Tenant or such person in connection with such person's use, operation or occupancy of the Suite (as the case may be) and to the acquiring, titling, registering, leasing, insuring, using, occupying, operating and disposing of the Suite or any part thereof, and the licensing of operators thereof.

                      ARTICLE 9. REPAIRS AND RESTRICTIONS

9.1      MAINTENANCE AND REPAIR.

         Tenant, at its sole expense, shall keep the Suite and Tenant's Personal Property in good order and repair and, will effect all items of repair and maintenance of every kind and nature with respect to the Suite, both structural and non-structural, all with reasonable promptness and in compliance with all Legal Requirements, Hazardous Material Laws and Insurance Requirements and in accordance with SECTION 19.1, including, but not limited to replacing or repairing all damaged or broken glass, fixtures and appurtenances. All repairs shall be at least equivalent in quality to the original work. Tenant will not take or omit to take any action the taking or omission of which might materially impair the value or the usefulness of the Suite or the Property. Landlord shall not under any circumstances be required to build or rebuild any improvements, or to make any repairs, replacements, alterations, or renewals of any nature to the Suite or to make any expenditure whatsoever with respect thereto or to maintain the Suite in any way, except as set forth in SECTION 9.2. Tenant waives the right to (a) require Landlord to maintain, repair or rebuild all or any part of the Suite, or (b) make repairs at the expense of Landlord pursuant to any Legal Requirement, Insurance Requirement, or Hazardous Material Law, except as set forth in SECTION 9.2.


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


9.2      LANDLORD'S MAINTENANCE AND REPAIR.

         Landlord shall keep in good order and repair only the electrical, sewer and sprinkler systems, the windows, window frames and sashes, abutting sidewalks, heating, ventilation and air conditioning equipment, roof, exterior walls, foundation, exterior canopies, gutters and water spouts, and common areas (as designated by Landlord from time to time) including any truck loading facilities pertaining to the Property. All costs incurred by Landlord for maintenance and repair of the Property of any nature shall be included as a Pass Through Expense.

9.3      ENCROACHMENTS AND RESTRICTIONS.

         If the Suite or the use or activities conducted therein shall, at any time, violate the agreements or conditions contained in any law, lawful restrictive covenant or other agreement affecting any portion of the Suite, then promptly upon the request of Landlord or Facility Mortgagee, Tenant shall, at its expense (a) obtain valid and effective waivers or settlements of all claims, liabilities and damages resulting from each such encroachment, violation or impairment, whether the same shall affect Landlord or Facility Mortgagee or Tenant or (b) make such changes in the Suite, and take such other actions, as Landlord or Facility Mortgagee in the good faith exercise of its judgment deems reasonably practicable, to remove such encroachment, or to end such violation or impairment, including, if necessary, the alteration of any of the Suite, and in any event take all such actions as may be necessary in order to be able to continue the operation of the Medical Building and the Suite substantially in the manner and to the extent the Medical Building and the Suite were operated prior to the assertion of such violation or encroachment. Any such alteration shall be made in conformity with the applicable requirements of ARTICLE 10. Tenant's obligations under this SECTION 9.3 shall be in addition to and shall in no way discharge or diminish any obligation of any insurer under any policy of title or other insurance and Tenant shall be entitled to a credit for any sums recovered by Landlord under any such policy of title or other insurance.

                            ARTICLE 10. ALTERATIONS

10.1     ALTERATIONS TO THE SUITE.

         10.1.1 Tenant shall not make any alterations, additions, improvements or decorations to the Suite without Landlord's prior written consent, which consent shall not be unreasonably withheld, and Tenant shall, if requested by Landlord, furnish Landlord with plans and specifications, names and addresses of contractors, copies of contracts, necessary permits and indemnification in form and amount satisfactory to Landlord and waivers of lien against any and all claims, costs, damages, liabilities and expenses which may arise in connection with any such work. Landlord reserves the right to designate the hours during which such work shall be performed. Before commencing any such work, Tenant, if requested by Landlord, shall furnish Landlord with certificates of insurance from all contractors performing labor or furnishing materials insuring Landlord against any and all liabilities, which may arise out of or be connected in any way with such work. Tenant shall pay the cost of all such work and also the cost of decorating the Suite occasioned by such work. Landlord shall approve all contractors, which shall hold all required licenses.

         10.1.2 Upon completing any such work, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and material expended and used. All such work shall comply with all with Legal Requirements, Insurance Requirements and Hazardous Material Laws.

         10.1.3 Notwithstanding anything herein to the contrary, the following shall apply to all repairs, maintenance and alterations:

                  10.1.3.1 All repairs, maintenance and alterations shall be commenced only after all required municipal and other governmental permits, authorizations and approvals shall have been obtained by Tenant, at its own cost and expense, and copies thereof delivered to Landlord and Facility

Mortgagee. Landlord will, on Tenant's written request, promptly execute any documents necessary to be signed by Landlord to obtain any such permits, authorizations and approvals, provided that Tenant shall bear any expense or liability of Landlord in connection therewith; provided that none of the foregoing shall, in any manner, result in a change in zoning or otherwise have a material adverse affect on the ability to use the Suite for its Primary Intended Use.

                  10.1.3.2 If the alteration shall constitute a Material Alteration, it shall not be commenced until Tenant shall have obtained and delivered to Landlord and Facility Mortgagee, either (a) a performance bond and a labor and materials payment bond (issued by a corporate surety licensed to do business in the state in which the Property is located and satisfactory to Landlord and Facility Mortgagee and in an amount equal to the estimated cost of such Material Addition and in form otherwise reasonably satisfactory to Landlord and Facility Mortgagee (an "Acceptable Bond")), (b) a Letter of Credit acceptable to Landlord and Facility Mortgagee having a stated amount at least equal to the estimated cost of the Material Alteration, or (c) such other security as shall be reasonably satisfactory to Landlord and Facility Mortgagee.

                  10.1.3.3 All alterations shall be performed in a first-class workmanlike manner, and in accordance with all Legal Requirements, as well as any plans and specifications approved by Landlord related thereto. All alterations shall be commenced and completed in a commercially reasonable manner. No Material Alterations shall be undertaken except under the supervision of an architect. Upon completion of any Material Alteration, Tenant shall certify to Landlord and Facility Mortgagee that such Material Alteration has been made in compliance with the provisions hereof.

                  10.1.3.4 The cost of all repairs, maintenance and alterations shall be paid promptly, in cash, so that the Property, the Suite and Tenant's leasehold estate therein shall at all times be free from (a) liens for labor or materials supplied or claimed to have been supplied to the Property, the Suite or Tenant, and (b) chattel mortgages, conditional sales contracts, title retention agreements, security interest and agreements, and financing agreements and statements.

                  10.1.3.5 Upon completion of any Material Alteration, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Material Alteration required by any governmental or quasi-governmental authority and shall furnish Landlord and Facility Mortgagee with copies thereof, and, together with "as-built" plans and specifications for such Material Alteration, as applicable.

                  10.1.3.6 Any alteration shall be subject to inspection at any time and from time to time by any of Landlord or, if a Facility Mortgage is outstanding, Facility Mortgagee, their respective architect(s), or their duly authorized representatives at reasonable times and upon reasonable notice to Tenant.

                  10.1.3.7 Except as may be expressly provided to the contrary hereunder with respect to Tenant's Personal Property, all alterations installed in or upon the Suite at any time during the Term shall become the property of Landlord and shall remain upon and be surrendered with the Suite.

         10.1.4   No alterations shall be performed by Tenant if the same would
(a) materially reduce the usable square footage of the Suite, (b) weaken, temporarily or permanently, the structure of the Property or any part thereof or, (c) reduce in any material respect the permitted uses thereof under the restrictions set forth in EXHIBIT B or applicable zoning laws.

                               ARTICLE 11. LIENS

11.1     LIENS.

         Tenant will not create or allow to remain and will promptly discharge at its expense, any lien, encumbrance, attachment, or claim upon the Property or the Suite or any attachment, levy, claim or encumbrance in respect of the Rent, not including, however, (a) this Lease, (b) restrictions, liens and other encumbrances to which Landlord consents in writing, (c) liens for those Landlord's taxes which Tenant is not required to pay, (d) liens of mechanics, laborers, materialmen, suppliers or vendors for sums either disputed or not yet due, provided that the payment of such sums shall not be postponed for more than sixty (60) days after the completion of the action giving rise to such lien and such reserve or other appropriate provisions as shall be required by law or generally accepted accounting principles shall have been made therefor or any such liens are in the process of being contested as permitted below, and (e) any liens which are the responsibility of Landlord. Nothing contained in this Lease and no action or inaction by Landlord shall be construed as (a) constituting the express or implied consent or request of Landlord to any contractor, subcontractor, laborer, materialman or vendor to or for the performance by any contractor, laborer, materialman, or vendor of any labor or services or for the furnishing of any materials (or other property) for the construction, alteration, addition, or repair of or to the Suite or any part thereof, or (b) giving Tenant any right, power or permission to contract for or permit the performance of any labor or services or the furnishing of any materials in any manner which would permit the making of any claim against Landlord in respect thereof or to make any agreement that may create, or be the basis for, any right, title, interest, lien, claim or other encumbrance upon Landlord's estate in the Property or any portion thereof. No mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of Landlord in and to the Property.

11.2     MECHANICS LIENS.

         Tenant shall not permit any lien or claim for lien of any mechanic, laborer or supplier or any other lien to be filed against the Suite or the Property, or any part thereof arising out of work performed, or alleged to have been performed by, or at the direction of, or on behalf of Tenant. If any such lien or claim for lien is filed, Tenant shall immediately record a release of record of such lien or shall deliver to Landlord a bond in form, content, amount, and issued by surety satisfactory to Landlord indemnifying Landlord and others designated by Landlord against all costs and liabilities resulting from such lien or claim for lien and the foreclosure or attempted foreclosure thereof. If Tenant fails to have such lien or claim for lien so released or to deliver such bond to Landlord, Landlord, without investigating the validity of such lien, may pay or discharge the same and Tenant shall reimburse Landlord upon demand for the amount so paid by Landlord, including Landlord's expenses and attorneys' fees.

                         ARTICLE 12. LEGAL REQUIREMENTS

12.1     COMPLIANCE.

         Subject to Tenant's right to contest as provided herein, Tenant, at its expense, shall comply with (a) all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting either the Property or Tenant's or Landlord's interest in the Suite or the construction, use, operation or alteration thereof, whether now or hereafter enacted and in force, and all permits, licenses, authorizations and regulations relating thereto, and all covenants, agreements, charters, restrictions and encumbrances contained in any instruments, either of record or known to Tenant, at any time affecting the Property or Tenant's or Landlord's interest in the Suite, (collectively, the "Legal Requirements"), (b) all terms of any insurance policy required by this Lease and all requirements of the issuer of any such policy and any insurance board, association or organization (collectively, the "Insurance Requirements") in connection with the use, operation, maintenance, and repair of the Suite or the Property and (c) all Hazardous Materials Law, whether or not compliance therewith shall require structural change in the Suite or interfere with the use and enjoyment of the Suite. Tenant shall maintain and comply with all licenses, charters and other authorizations required for any use of the Property, the Suite and Tenant's Personal Property then being made, and for the proper installation, operation and maintenance of the Suite or any part thereof. Tenant covenants and agrees that the Property and Tenant's Personal Property shall not be used for any unlawful purpose.

                             ARTICLE 13. INSURANCE

13.1     TYPES OF INSURANCE.

         Tenant shall at all times keep the Suite and Tenant's Personal Property, insured with policies of insurance insuring the risks and in the amounts described below, all at Tenant's sole expense and in Tenant's own name:

         13.1.1 Loss or damage by fire, vandalism and malicious mischief, extended coverage perils commonly known as "Special Form" and all physical loss perils, including but not limited to sprinkler leakage, windstorm, hail, earthquake, tornado, explosion, riot, aircraft, smoke and vehicle damage, in an amount not less than one hundred percent (100%) of the then Full Replacement Cost of the Suite and all Tenant's equipment, Tenant's Personal Property and other property located in the Suite with a replacement cost endorsement sufficient to prevent Tenant or Landlord from becoming a co-insurer together with an agreed value endorsement. As used herein, "FULL REPLACEMENT COST" shall mean the actual replacement cost thereof from time to time, including increased cost of construction endorsement, less exclusions provided in the normal fire insurance policy. In addition, if Full Replacement Cost is adjusted pursuant to any Facility Mortgage, such increase shall be part of the Pass Through Expenses payable by Tenant and Lessor hereunder shall have the additional right to require that Full Replacement Cost for the purposes of this Lease to be adjusted appropriately.

         13.1.2 Business interruption insurance covering risk of loss during the first twenty-four (24) months of reconstruction, in an amount sufficient to prevent Landlord from becoming a co-insurer.

         13.1.3 Commercial General Liability Coverage insurance including personal injury, bodily injury broad-form property damage, operations hazard, elevator, owner's and contractor's protective coverage, contractual liability, products and completed operations liability and use of all owned, non-owned and hired vehicles, in limits not less than with amounts not less than Three Million Dollars ($3,000,000) per occurrence in respect of property damage, bodily injury and death and Five Million Dollars ($5,000,000) in the aggregate for property damage, bodily injury and death or such higher limits as the Landlord may require from time to time during the term of this Lease provided such higher limits are required by Landlord for tenants of comparable size in the building or are reasonably necessitated by Tenant's particular use of the Suite. It being understood that no lack or inadequacy of insurance by Tenant shall in any event make Landlord subject to any claim by virtue of any loss or damage to any uninsured or inadequately insured property.

         13.1.4 Worker's Compensation and Employer's Liability Insurance, with a waiver of subrogation endorsement, in form and amount satisfactory to Landlord and as required by law.

         13.1.5 If Tenant shall engage or cause to be engaged any contractor to perform work in the Suite, Tenant shall require such contractor to carry and maintain, at no expense to Landlord, non-deductible commercial general liability insurance and builder's risk insurance, including but not limited to contractor's liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protection liability coverage in such amounts and with such companies as Landlord and Facility Mortgagee shall approve.

         13.1.6 Malpractice Insurance in an insurance company in such amounts and with such coverages as is reasonably acceptable to Landlord and Facility Mortgagee.

         13.1.7 Any other form or forms or amounts of insurance or any changes or endorsements to the insurance required herein as Landlord or Facility Mortgagee may reasonably require from time to time, provided such forms, amounts, changes or endorsements are available and customarily required for tenants of comparable size in premises similar to the building in the Germantown, Tennessee metropolitan area or are reasonably necessitated by Tenant's particular use of the Suite.

13.2     GENERAL REQUIREMENTS.

         13.2.1 All policies of insurance required to be carried hereunder shall be issued by companies authorized to do insurance business in the state in which the Property is located and who have a claims payment rating of no less than "A" as determined by the Standard and Poors rating service. Additionally, all policies of insurance required to be carried hereunder shall be in a form and with deductibles satisfactory to Landlord. All such policies shall contain an agreement by the insurers that such policies will not be altered or canceled and the coverage thereunder shall not be reduced without at least forty-five
(45) days prior written notice to Landlord and Facility Mortgagee. Tenant shall deliver to Landlord certificates of insurance acceptable to Landlord, together with receipts evidencing payment of the premiums therefor, prior to their effective date (and, with respect to any renewal policy, at least five (5) days prior to expiration) and in the event of the failure of Tenant either to effect such insurance as required herein or to pay the premiums therefor, or to deliver such policies or certificates to Landlord when required, Landlord may, but shall have no obligation to, enact such insurance and pay the premiums therefor, which premiums shall be repayable to Landlord upon written demand therefor, and failure to repay the same shall constitute an Event of Default hereunder.

         13.2.2 The policies (except Workman's Compensation), must name as additional insureds (a) Landlord, and losses shall be payable to Landlord and/or Tenant as set forth in this Lease, and (b) any trustee, noteholder, or beneficial owner, co-lender or security holder ("FACILITY MORTGAGEE") of a loan secured by any mortgage, deed of trust or other security agreement securing any Encumbrance placed on the Property, or any other document executed in connection therewith ("FACILITY MORTGAGE"), if any, by way of a standard form of mortgagee's loss payable endorsement. The term "Facility Mortgage" for the purpose of this Lease shall also include any trustee, noteholder, or beneficial owner, co-lender or security holder of a securitized loan with respect to a Facility Mortgage. Any loss adjustment shall require the written consent of Landlord and each affected Facility Mortgagee. Tenant shall provide to Landlord and, if requested, to Facility Mortgagee(s), a certificate of insurance in form satisfactory to Landlord and/or Facility Mortgagee. If any provision of any Facility Mortgage that constitutes a first lien on the Property requires deposits of insurance to be made with such Facility Mortgagee, Tenant shall make such deposits directly with such Facility Mortgagee.

         13.2.3 All insurance proceeds payable under any policy of insurance with respect to the Suite, shall be paid to Landlord (or so long as the lien of the Facility Mortgage is outstanding, if the Landlord so directs to the Facility Mortgagee) to be applied in accordance with SECTION 14.1.

         13.2.4 The interests of Facility Mortgagee shall not be invalidated by any action or inaction of Landlord, Tenant or any other person, and such insurance shall insure to Facility Mortgagee regardless of any breach or violation by Tenant, Landlord or any other person of any warranties, declarations or conditions contained in the policies relating to such insurance or application therefor.

         13.2.5 In the event of any transfer by Landlord of Landlord's interest in the Property or any financing or refinancing of Landlord's interest in the Property, Tenant shall, upon not less than ten days' prior written notice, deliver to Landlord or any Facility Mortgagee providing such financing or refinancing, as the case may be, certificates of all insurance required to be maintained by Tenant hereunder naming such transferee or such Facility Mortgagee, as the case may be, as a named insured to the extent required herein effective as of the date of such transfer, financing or refinancing.

13.3     WAIVER OF SUBROGATION.

         Tenant hereby waives any rights it may have against the Landlord on account of any loss or damage to its property (including the Suite, the contents of such, and property located on the common areas) which arises from any risk that is covered by fire and extended coverage insurance policies, and only to the extent that such loss or damage is recoverable under such insurance policies. Tenant shall obtain a clause or endorsement in the policies of such insurance that Tenant obtains in connection with this Lease to effect the waiver of the right of subrogation against the Landlord for loss covered by such insurance.

13.4     BLANKET POLICY.

         Notwithstanding anything to the contrary contained herein, Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so-called blanket policy of insurance carried and maintained by Tenant provided that (a) any such blanket policy is acceptable to and has been approved by the Landlord and any Facility Mortgagee, (b) any such blanket policy shall not be changed, altered or modified without the prior written consent of the Landlord and any Facility Mortgagee, (c) any such blanket policy or policies shall otherwise satisfy the insurance requirements of this Article and shall provide for deductibles in amounts acceptable to Landlord and any Facility Mortgagee, and (d) the amount of insurance coverage provided for the Property by said blanket policy shall not be reduced in the event of any claim(s) made under the blanket policy regarding other property insured by the blanket policy.

13.5     NO SEPARATE INSURANCE.

         Tenant shall not under any circumstance take out separate insurance concurrent in form or contributing in the event of loss with that required in this Article to be furnished by, or which may reasonably be required to be furnished by, Tenant, or increase the amounts of any then existing insurance by securing an additional policy or policies, unless all parties having an insurable interest in the subject matter of the insurance, including Landlord and all Facility Mortgagees, are included therein as additional insureds and the loss is payable under said insurance in the same manner as losses are required to be payable hereunder. In the event Tenant takes out such separate insurance or increases any of the amounts of existing insurance by securing an additional policy or policies, Tenant shall immediately notify Landlord thereof.

                         ARTICLE 14. FIRE AND CASUALTY

14.1     PROCEEDS.

         All proceeds payable by reason of any loss or damage to the Suite, the Property, or any part thereof, and insured under any policy of insurance required hereunder shall be paid to Landlord or to the Facility Mortgagee if required by the terms of a Facility Mortgage pursuant to the terms thereof. Subject to the foregoing and if the Facility Mortgagee makes such proceeds available to the Landlord, then the proceeds shall be held by Landlord in trust (subject to the provisions of SECTION 14.2) and shall be made available for reconstruction or repair, as the case may be, of any damage to or destruction of the Suite or the Property, or any portion thereof, and shall be paid out by Landlord from time to time for the reasonable cost of such reconstruction or repair against certificates, invoices or bills and lien waivers reasonably satisfactory to Landlord, delivered to Landlord from time to time as such work or repair progresses. Any excess proceeds of insurance remaining after restoration or reconstruction is complete (or in the event neither Landlord nor Tenant is required or elects to repair and restore, all such insurance proceeds) shall be retained by Landlord except as otherwise expressly provided in this Article. All salvage resulting from any risk covered by insurance shall belong to Landlord except any salvage relating to Tenant's Personal Property, which shall belong to Tenant.

14.2     RECONSTRUCTION FOR DAMAGE OR DESTRUCTION COVERED BY INSURANCE.

         14.2.1 If during the Term, the Property is totally or partially destroyed from a risk covered by the insurance described hereunder, Landlord may elect, by written notice to Tenant within sixty (60) days following the date of such destruction, to restore the Suite and the Property to substantially the same condition as existed immediately before the damage or destruction, and Landlord shall proceed to restore the Property and the Suite to substantially the same condition as existed immediately before the damage or destruction or, Landlord may elect to terminate this Lease. In either event, the Landlord shall be entitled to retain the insurance proceeds.

         14.2.2 If the cost of the repair or restoration of the Suite and the Property exceeds the amount of insurance proceeds received by Landlord from the insurance policies required hereunder, Tenant shall pay to Landlord an amount equal to cost of repair or restoration of the Suite in excess of the insurance proceeds received by Landlord and shall pay to Landlord its Proportionate Share as set forth in SECTION 1.2 (N) of the insurance deficiency with respect to the Property. Such amount shall be paid to Landlord and held in trust by Landlord together with any other insurance proceeds for application to the cost of repair and restoration.

14.3     TENANT'S PROPERTY.

         All insurance proceeds payable by reason of any loss of or damage to any of Tenant's Personal Property and Tenant's equipment shall be paid to Landlord or Facility Mortgagee as applicable and if the Facility Mortgagee makes such proceeds available to the Landlord, then Landlord shall hold such insurance proceeds in trust to pay the cost of repairing the damage to, or replacing the Property and the Suite, with any excess payable to Tenant for the restoration of Tenant's Personal Property and Tenant's equipment.

14.4     NO ABATEMENT OF RENT.

         This Lease shall remain in force during any period required for repair and restoration, and Tenant's obligation to pay Rent and any other sums due hereunder shall not abate.

14.5     DAMAGE NEAR END OF TERM.

         Notwithstanding any provisions of SECTION 14.2 to the contrary, if damage to or destruction of the Suite occurs during the last twenty-four (24) months of the Term, and if such damage or destruction cannot be fully repaired and restored within six (6) months immediately following the date of loss, Landlord or Tenant may terminate this Lease by giving notice to the other within thirty (30) days after the date of damage or destruction, in which event Landlord shall be entitled to retain the insurance proceeds

14.6     WAIVER.

         Tenant hereby waives any statutory or common-law rights of termination that may arise by reason of any damage or destruction of the Suite or the Property.

                            ARTICLE 15. CONDEMNATION

15.1     TOTAL TAKING.

         If the whole or substantially the whole of the Property should be taken for any public or quasi-public use under any governmental law, ordinance, regulation, or by right of eminent domain, or should be sold to the condemning authority in lieu of condemnation (a "Total Taking"), then either party may terminate this Lease by giving written notice of termination to the other party within thirty (30) days after such taking and this Lease shall terminate as of the date when physical possession of the Property is taken by the condemning authority (the "Date of Taking").

15.2     PARTIAL TAKING.

         If less than the whole or substantially the whole of the Property is taken (a "Partial Taking"), rendering the Suite Unsuitable for its Primary Intended Use, then either party may terminate this Lease by giving written notice of termination to the other party within thirty (30) days after such taking and this Lease shall terminate as of the Date of Taking. If there is a Partial Taking that does not render the Suite Unsuitable for its Primary Intended Use, then this Lease shall not terminate and there shall be no abatement of rent.


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


15.3     AWARD DISTRIBUTION.

         With respect to a Partial Taking that does not terminate this Lease, Landlord shall be entitled to the entire Award (as defined below) and Landlord agrees to restore the Suite and Property to the extent of such award. In any other event, the entire Award shall be paid to Landlord or to Facility Mortgagee if required by the terms of a Facility Mortgage, except that, if this Lease is terminated, and subject to the rights of the Facility Mortgagee, Tenant shall be entitled to receive from the Award, if and to the extent such Award specifically includes such items, a sum attributable to Tenant's Personal Property and any reasonable removal and relocation costs included in the Award. As used herein, "AWARD" shall mean all compensation, sums or anything of value awarded, paid or received on a Total Taking or a Partial Taking.

15.4     TEMPORARY TAKING.

         In the event of a taking of all or part of the Property by a governmental authority for a period up to six (6) months for public or quasi-public use (a "Temporary Taking"), this Lease shall not terminate and Rent shall not abate. Any award made or damages granted in connection with such Temporary Taking shall be retained by Landlord.

                        ARTICLE 16. DEFAULT AND REMEDIES

16.1     EVENTS OF DEFAULT.

         The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder:

         16.1.1 Failure of Tenant to pay Rent or any sums due hereunder on or before the date which is either (a) five (5) days after the date the payment of Rent or other sum is due or (b) one (1) business day after receipt by Tenant of notice from Landlord of Tenant's failure to pay any sum other than Rent on the date due, or

         16.1.2 Failure of Tenant to observe or perform any other term, covenant or condition not specifically addressed in this Section of this Lease and such failure is not cured within a period of twenty (20) days after receipt by Tenant of notice thereof from Landlord, unless such failure cannot with due diligence be cured within twenty (20) days, in which case such twenty (20) day period shall be extended for twenty (20) days, if Tenant proceeds promptly and with due diligence to cure the failure and diligently completes the curing thereof within forty (40) days after receipt by Tenant of Landlord's notice of default, (provided, however, that no extension of time to cure such a default shall be granted by Landlord if such extension of time continues or results in a default under the Facility Mortgage or the Facility Mortgagee does not consent to such extension); or

         16.1.3 If Tenant shall (a) admit in writing its inability to pay its debts generally as they become due, (b) file a petition in bankruptcy or a petition to take advantage of any insolvency act, (c) make an assignment for the benefit of its creditors, (d) consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or (e) file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable federal or state law or statute, or

         16.1.4 If Tenant shall be adjudicated a bankrupt or if a court of competent jurisdiction shall enter an order or decree appointing, without the consent of Tenant, a receiver, or approving a petition filed against it seeking reorganization or arrangement of Tenant under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state thereof, and such judgment, order or decree shall not be vacated or set aside or stayed within ninety (90) days from the date of the entry thereof, or

         16.1.5 If Tenant shall be liquidated or dissolved, or shall begin proceedings toward such liquidation or dissolution, or shall, in any manner, permit the sale or divestiture of substantially all of its assets or shares of stock or,

         16.1.6 If the estate or interest of Tenant in the Property or any part thereof shall be levied upon or attached in any proceeding and the same shall not be vacated or discharged within the later of ninety (90) days after commencement thereof or thirty (30) days after receipt by Tenant of notice thereof from Landlord, subject to Tenant's right to contest as provided in this Lease, or

         16.1.7 The breach, default or failure of any Physician/Member to comply with the terms and conditions of the Physician Subordination, Non-compete and Guaranty Agreement.

         16.1.8 Any Material Adverse Change or the existence of any other condition that, in Landlord's determination, constitutes an impairment of the ability of Tenant or any Physician/Member to perform their respective obligations under this Lease or the other documents executed pursuant hereto, and which condition is not remedied within twenty (20) days after written notice to Tenant or, if the condition cannot be fully remedied within said twenty (20) days, substantial progress, in the opinion of Landlord, has not been made within said thirty (30) days toward remedy of the condition.

         16.1.9 If, except as a result of damage, destruction or a Partial or Total Taking, Tenant voluntarily ceases operations on the Property for a period in excess of ninety (90) days, or

         16.1.10 If any representation or warranty of Tenant contained herein or in the certificates delivered in connection therewith are or become untrue in any material respect, and are not cured within twenty (20) days after receipt by Tenant of notice from Landlord thereof; or,

         16.1.11 A default or event of default shall occur under any other lease or agreement between Landlord or any Affiliate of Landlord and Tenant or any Affiliate of Tenant.

         16.1.12 Tenant or any Physician/Member shall contest the validity or enforceability of this Agreement or the Physician Subordination, Non-compete and Guaranty Agreement or any of the foregoing parties shall deny that it has any or further liability or obligation, as applicable, under any of the foregoing.

         16.1.13 A default or event of default under that certain lease agreement dated of even date herewith by and between Landlord and Urology Ambulatory Surgery Center, LLC.

16.2     REMEDIES.

         Upon the occurrence of an Event of Default, Landlord shall have the option to pursue, then or at any time thereafter, any one or more of the following remedies, in addition to any remedies permitted by law or by this Lease, without notice or demand, except as hereinafter provided:

         16.2.1 Terminate this Lease in which event Tenant shall immediately surrender the Suite to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which Landlord may have for possession or arrearages in rent, enter upon and take possession of the Suite and expel or remove Tenant and any other person who may be occupying said Suite or any part thereof, by force, if necessary, without being liable for prosecution or any claim for damages therefor, Tenant hereby waives any statutory requirement of prior written notice for filing eviction or damage suits for nonpayment of rent. Tenant agrees to pay to Landlord, on demand, the amount of any expenses incurred and any loss and damage which Landlord may suffer by reason of such termination, said loss and damages to be determined at Landlord's election by either of the following measures of damages both of which shall include all past due Rent:

                  16.2.1.1 Until Landlord is able to relet the Suite, although Landlord shall be under no obligation to relet, Tenant shall pay to Landlord on or before the first (1st) day of each calendar month, the Rent and any other charges due under this Lease. After the Suite has been relet by Landlord, Tenant shall pay to Landlord on the fifth (5th) day of each calendar month the difference between the Rent and any other charges due under this Lease for the preceding calendar month and that actually collected by Landlord for such month. If Landlord must bring suit in order to collect any deficiency, Landlord may allow such deficiencies to accumulate and bring an action on several or all of the accrued deficiencies at one time. Any such suit shall not prejudice in any way the right of Landlord to bring a similar action for any subsequent deficiency or deficiencies. Any amount collected by Landlord from subsequent tenants for any calendar month, in excess of the Rent and any other charges under this Lease, shall be credited to Tenant in reduction of Tenant's liability for any calendar month for which the amount collected by Landlord will be less than the Rent and other charges, but Tenant shall have no right to such excess other than the above-described credit.

                  16.2.1.2 Landlord may demand a final settlement and at any time upon demand, Tenant shall pay the difference between the total of all Rent and any other charges due under this Lease for the remainder of the Term and the reasonable rental value of the Property for such period, such difference to be discounted to present value at a rate equal to five percent per annum.

         16.2.2 In the event Tenant vacates or deserts the Suite, enter upon and take possession of such Suite in order to protect it from deterioration and continue to demand from Tenant the monthly rentals and other charges provided in this Lease, without any obligation to relet; but that if Landlord does elect to relet the Suite, such action by Landlord shall not be deemed an acceptance of Tenant's surrender of the Suite unless Landlord expressly notifies Tenant of such acceptance in writing, Tenant hereby acknowledging that Landlord shall otherwise be reletting as Tenant's agent and Tenant furthermore hereby agreeing to pay to Landlord on demand any deficiency that may arise between the monthly rentals and other charges provided in this Lease and that actually collected by Landlord.

         16.2.3 Enter upon the Suite by force, if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

         16.2.4 Take any action permissible at law or in equity to insure performance by Tenant of Tenant's covenants and obligations under this Lease, or cure such default on behalf of Tenant and withhold an amount necessary to cure such default against sums due hereunder.

         16.2.5 Pursue any other remedy now or hereafter available to Landlord under the laws of the state in which the Property are located.

         16.2.6 In addition to the forgoing, Tenant shall pay any accrued and unpaid Rent due at the time the Lease is terminated.

16.3     REMEDIES CUMULATIVE.

         To the extent permitted by law, each legal, equitable or contractual right, power and remedy of Landlord now or hereafter provided either in this Lease or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power and remedy available to Landlord. Landlord's election of any remedy shall in no way prejudice Landlord's right at any time thereafter to cancel said election in favor of another remedy or to pursue other remedies simultaneously. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an Event of Default shall not constitute a waiver of such default.

16.4     ADDITIONAL EXPENSES.

         In addition to payments required pursuant to SECTION 16.2 above, Tenant shall compensate Landlord for (a) all expenses incurred by Landlord in repossessing the Suite (including any increase in insurance premiums caused by the vacancy of the Suite), (b) all expenses incurred by Landlord in reletting,
(c) all concessions granted to a new tenant upon reletting, (d) Landlord's reasonable legal fees, (e) all losses incurred by Landlord as a direct or indirect result of Tenant's default (including among other losses any adverse reaction by Landlord's mortgagee), and (f) a reasonable allowance for Landlord's administrative efforts, salaries and overhead attributable directly or indirectly to Tenant's default and Landlord's pursuing the rights and remedies provided herein and under applicable law.

16.5     WAIVER.

         If this Lease is terminated pursuant to ARTICLE 16, Tenant waives, to the extent permitted by applicable law, (a) any right of redemption, re-entry or repossession, (b) any right to a trial by jury in the event of summary proceedings to enforce the remedies set forth in this Article, and (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt.

16.6     APPLICATION OF FUNDS.

         Any payments otherwise payable to Tenant that are received by Landlord under any provision of this Lease during the existence or continuance of any Event of Default shall be applied to Tenant's obligations in the order which Landlord may reasonably determine or as may be prescribed by the laws of the state in which the Suite is located.

16.7     NOTICES BY LANDLORD.

         The provisions of this Article concerning notices shall be liberally construed insofar as the contents of such notices are concerned, and any such notice shall be sufficient if reasonably designed to apprise Tenant of the nature and approximate extent of any default, it being agreed that Tenant is in good or better position than Landlord to ascertain the exact extent of any default by Tenant hereunder.

16.8     LANDLORD'S CONTRACTUAL SECURITY INTEREST.

         16.8.1 Landlord shall have at all times a valid security interest to secure payment of Rent and other sums becoming due hereunder, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement or condition contained herein, upon (a) all of Tenant's Personal Property presently, or which may hereafter be, situated in or about the Property, (b) all rents, sub-rents, fees, payments, royalties, contract payments, any local, state, federal government or any subdivision thereof payments that Tenant is now or hereafter entitled to, (c) all contracts, charters and agreements, entered into by Tenant (d) all deposits, bank accounts, funds, documents, contract rights, accounts, commitments, payment intangibles and general intangibles now or hereafter owned by Tenant (collectively, the "COLLATERAL") and all proceeds therefrom and accessions thereto and, upon Landlord's request, Tenant, at its sole cost and expense, shall promptly execute, acknowledge, deliver and file a UCC-1 or other financing statement as may be necessary or proper, in Landlord's opinion, to maintain or perfect such security interest. Such property shall not be removed without the consent of Landlord until all arrearages in rent as well as any and all other sums then due to Landlord or to become due to Landlord hereunder shall first have been paid and discharged and all the covenants, agreements and conditions hereof have been fully complied with and performed by Tenant.

         16.8.2 Upon the occurrence of an Event of Default, Landlord may, in addition to any other remedies provided herein, exercise any remedy available at law and equity, including without limitation under the Uniform Commercial Code in the jurisdiction where the Collateral is located to enforce its rights and realize upon the Collateral, including without limitation, enter the Suite and take possession of any and all Tenant's Personal Property situated in or about the Suite, without liability for trespass or conversion, and sell the same at public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice of the time and place of any public sale of the time after which any private sale is to be made, at which sale the Landlord or its assigns may purchase unless otherwise prohibited by law. Unless otherwise provided by law, and without intending to exclude any other manner of giving Tenant reasonable notice, the requirement of reasonable notice shall be met, if such notice is given in the manner prescribed in this Lease at least seven days before the time of sale. Any sale made pursuant to the provision of this paragraph shall be deemed to have been a public sale conducted in commercially reasonable manner if held in the above-described Suite or where the property is located after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a daily newspaper published in the county in which the property is located, for five consecutive days before the date of the sale. The proceeds from any such disposition, less any and all expenses connected with the taking of possession, holding and selling of the property (including reasonable attorney's fees and legal expenses), shall be applied as a credit against the indebtedness secured by the security interest granted in this paragraph. Any surplus shall be paid to Tenant or as otherwise required by law and the Tenant shall pay any deficiencies forthwith. Upon request by Landlord, Tenant agrees to execute and deliver to Landlord a financing statement in form sufficient to perfect the security interest of Landlord in the aforementioned property and proceeds thereof under the provision of the Uniform Commercial Code (or corresponding state statute or statutes) in force in the state in which the Property is located, as well as any other state the laws of which Landlord may at any time consider to be applicable.

         16.8.3 Landlord may assign its rights under this Section to any Facility Mortgagee.

         16.8.4 Upon demand by Landlord, Tenant will promptly, at the cost of Tenant and without expense to Landlord, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Landlord shall from time to time reasonably require for the better assuring, conveying, assigning, transferring, perfecting and confirming unto Landlord the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Tenant may be or may hereafter become bound to convey or assign to Landlord, or for carrying out the intention or facilitating the performance of the terms of this Lease, or for filing, registering or recording this Lease.

16.9     LANDLORD'S RIGHT TO CURE.

         If Tenant shall fail to make any payment, or to perform any act required to be made or performed under this Lease and to timely cure the same, Landlord, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to) at any time thereafter make such payment or perform such act for the account and at the expense of Tenant, and may, to the extent permitted by law, enter the Suite for such purpose and take all such action thereon as, in Landlord's opinion, may be necessary or appropriate therefor, and no such entry shall be deemed an eviction of Tenant. Tenant shall immediately repay the same to Landlord, upon demand, together with all costs and expenses so incurred, together with a late charge thereon, all to the extent permitted by law, at the Overdue Rate from the date on which such sums or expenses are paid or incurred by Landlord. The obligations of Tenant and rights of Landlord contained in this Article shall survive the expiration or earlier termination of this Lease.

16.10    BANKRUPTCY OF TENANT.

         16.10.1 In the event that Tenant shall become a debtor in a case filed under Chapter 7 of the Bankruptcy Code and Tenant's trustee or Tenant shall elect to assume this Lease for the purpose of assigning the same or otherwise, such election and assignment may be made only if the provisions of SECTIONS
16.10.2 AND 16.10.4 are satisfied as if the election to assume were made in a case filed under Chapter 11 of the Bankruptcy Code. If Tenant or Tenant's trustee shall fail to elect to assume this Lease within sixty (60) days after the filing of such petition or such additional time as provided by the court within such sixty (60)-day period, this Lease shall be deemed to have been rejected. Immediately thereupon Landlord shall be entitled to possession of the Suite without further obligation to Tenant or Tenant's trustee and this Lease upon the election of Landlord shall terminate, but Landlord's right to be


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


compensated for damages (including, without limitation, liquidated damages pursuant to any provision hereof) or the exercise of any other remedies in any such proceeding shall survive, whether or not this Lease shall be terminated.

         16.10.2 In the event that Tenant shall become a debtor in a case filed under Chapter 11 of the Bankruptcy Code, or in a case filed under Chapter 7 of the Bankruptcy Code which is transferred to Chapter 11, Tenant's trustee or Tenant, as debtor-in-possession, must elect to assume this Lease within 120 days from the date of the filing of the petition under Chapter 11 or the transfer thereto or Tenant's trustee or the debtor-in-possession shall be deemed to have rejected this Lease. In the event that Tenant, Tenant's trustee or the debtor-in-possession has failed to perform all of Tenant's obligations under this Lease within the time periods (excluding grace periods) required for such performance, no election by Tenant's trustee or the debtor-in-possession to assume this Lease, whether under Chapter 7 or Chapter 11, shall be permitted or effective unless each of the following conditions has been satisfied:

                  16.10.2.1 Tenant's trustee or the debtor-in-possession has cured all Events of Default under this Lease, or has provided Landlord with Assurance (as defined below) that it will cure all Events of Default susceptible of being cured by the payment of money within ten (10) days from the date of such assumption and that it will cure all other Events of Default under this Lease which are susceptible of being cured by the performance of any act promptly after the date of such assumption.

                  16.10.2.2 Tenant's trustee or the debtor-in-possession has compensated Landlord, or has provided Landlord with Assurance that within ten
(10) days from the date of such assumption it will compensate Landlord, for any actual pecuniary loss incurred by Landlord arising from the default of Tenant, Tenant's trustee, or the debtor-in-possession as indicated in any statement of actual pecuniary loss sent by Landlord to Tenant's trustee or the debtor-in-possession.

                  16.10.2.3 Tenant's trustee or the debtor-in-possession has provided Landlord with Assurance of the future performance of each of the obligations of Tenant, Tenant's trustee or the debtor-in-possession under this Lease, and, if Tenant's trustee or the debtor-in-possession has provided such Assurance, Tenant's trustee or the debtor-in-possession shall also (a) deposit with Landlord, as security for the timely payment of rent hereunder, an amount equal to three installments of Rent (at the rate then payable) which shall be applied to installments of Rent in the inverse order in which such installments shall become due provided all the terms and provisions of this Lease shall have been complied with, and (b) pay in advance to Landlord on the date each installment of Rent is payable a pro rata share of Tenant's annual obligations for Additional Rent pursuant to this Lease, such that Landlord shall hold funds sufficient to satisfy all such obligations as they become due. The obligations imposed upon Tenant's trustee or the debtor-in-possession by this Section shall continue with respect to Tenant or any assignee of this Lease after the completion of bankruptcy proceedings.

                  16.10.2.4 The assumption of this Lease will not breach or cause a default under any provision of any other lease, mortgage, financing arrangement or other agreement by which Landlord is bound.

         16.10.3 For purposes of this Section, Landlord and Tenant acknowledge that "ASSURANCE" shall mean no less than: Tenant's trustee or the debtor-in-possession has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that sufficient funds will be available to fulfill the obligations of Tenant under this Lease, and there shall have been deposited with Landlord, or the Bankruptcy Court shall have entered an order segregating, sufficient cash payable to Landlord, and/or Tenant's trustee or the debtor-in-possession shall have granted a valid and perfected first lien and security interest and/or mortgage in property of Tenant, Tenant's trustee or the debtor-in-possession, acceptable as to value and kind to Landlord, to secure to Landlord the obligation of Tenant, Tenant's trustee or the debtor-in-possession to cure the Events of Default under this Lease, monetary and/or non-monetary, within the time periods set forth above.


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


         16.10.4  In the event that this Lease is assumed in accordance with
SECTION 16.10.2 and thereafter Tenant is liquidated or has filed against it (without dismissal within sixty (60) days thereafter) or files a subsequent petition under Chapter 7 or Chapter 11 of the Bankruptcy Code, Landlord may, at its option, terminate this Lease and all rights of Tenant hereunder by giving Tenant notice of its election to so terminate within thirty (30) days after the occurrence of any such event.

         16.10.5 If Tenant's trustee or the debtor-in-possession has assumed this Lease pursuant to the terms and provisions of SECTION 16.10.2 for the purpose of assigning (or elects to assign) this Lease, this Lease may be so assigned only if the proposed assignee (the "ASSIGNEE") has provided adequate assurance of future performance of all of the terms, covenants and conditions of this Lease to be performed by Tenant. Landlord shall be entitled to receive all cash proceeds of such assignment. As used herein "adequate assurance of future performance" shall mean no less than that each of the following conditions has been satisfied:

                  16.10.5.1 The Assignee has furnished Landlord with either (a)
(x) a copy of a credit rating of Assignee which Landlord reasonably determines to be sufficient to assure the future performance by Assignee of Tenant's obligations under this Lease and (y) a current financial statement of Assignee audited by a certified public accountant indicating a net worth and working capital in amounts which Landlord reasonably determines to be sufficient to assure the future performance by Assignee of Tenant's obligations under this Lease, or (b) a guarantee or guarantees, in form and substance satisfactory to Landlord, from one or more persons with a credit rating and net worth equal to or exceeding the credit rating and net worth of Tenant as of the date hereof.

                  16.10.5.2 Landlord has obtained all consents or waivers from others required under any lease, mortgage, financing arrangement or other agreement by which Landlord is bound to permit Landlord to consent to such assignment.

         16.10.6 When, pursuant to the Bankruptcy Code, Tenant's trustee or the debtor-in-possession shall be obligated to pay reasonable use and occupancy charges for the use of the Suite, such charges shall not be less than the Base Rent and Additional Rent payable by Tenant under this Lease.

         16.10.7 Neither the whole nor any portion of Tenant's interest in this Lease or its estate in the Suite shall pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, by operation of law or otherwise under the laws of any state having jurisdiction of the person or property of Tenant unless Landlord shall have consented to such transfer. No acceptance by Landlord of rent or any other payments from any such trustee, receiver, assignee, person or other entity shall be deemed to constitute such consent by Landlord nor shall it be deemed a waiver of Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without such consent.

         16.10.8 In the event of an assignment of Tenant's interests pursuant to this Section, the right of Assignee to extend the term of this Lease for an extended term beyond the then term of this Lease shall be extinguished.

                          ARTICLE 17. INDEMNIFICATION

17.1     INDEMNIFICATION.

         Notwithstanding the existence of any insurance or self insurance provided for herein, and without regard to the policy limits of any such insurance or self insurance, Tenant shall, at its sole expense, indemnify, defend and hold Landlord, any Facility Mortgagee and their respective successors and assigns, and their respective directors, offices, employees, servants agents, partners, members and shareholders (each, an "Indemnified Party") harmless from and against and reimburse Landlord and any Facility Mortgagee on demand with respect to any and all claims, demands, actions, causes of action, losses, damages, liabilities, costs and expenses (including, without limitation, reasonable attorney's fees,


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


consultant's fees and court costs) of any and every kind or character, known or unknown, fixed or contingent, asserted against or incurred by any Indemnified Party at any time and from time to time by reason or arising out of (a) any breach or violation of any of the representations, warranties, covenants, agreements and warranties made by Tenant in this Lease; (b) any accident, injury to or death of persons or loss of property occurring on or about the Property (including common areas) arising from the breach by Tenant of this Lease or the negligence or willful misconduct of Tenant, its Affiliates, contractors, licensees or invitees; (c) use, misuse, no use, condition, maintenance, alteration or repair by Tenant of the Suite; (d) any Taxes or Assessments; (e) any failure on the part of Tenant to perform or comply with any of the terms of this Lease or restrictions set forth in SECTION 6.14, (f) the non-performance of any of the terms and provisions of any and all existing and future subleases of the Suite to be performed by the sub-landlord (Tenant) thereunder and (g) any liability of any nature whatsoever arising under any Hazardous Materials Law or relating to the actual or alleged migration, release, handling, disposal or storage of or exposure to any Hazardous Material, whether arising under any Hazardous Material Law, common law or otherwise and resulting from the action or inaction of Tenant. Any amounts which become payable by Tenant under this Section shall be paid, on demand by Landlord, and, if not timely paid, shall bear a late charge (to the extent permitted by law) at the Overdue Rate from the date of such determination to the date of payment. Nothing herein shall be construed as indemnifying Landlord against its own gross negligent acts or omissions or willful misconduct provided Tenant shall have the burden of proving such gross negligence or intentional wrongful act. In case any action or proceeding is brought against an Indemnified Party by reason of any such claim against which Tenant has agreed to defend, pay, protect, indemnify, save and hold harmless pursuant to this Section, Tenant covenants upon notice from an Indemnified Party to resist or defend such Indemnified Party in such action, with the expenses of such defense paid by Tenant, and such Indemnified Party will cooperate and assist in the defense of such action or proceeding if reasonably requested so to do by Tenant. No settlement shall be made by Tenant without Landlord's written consent, unless such settlement includes a full, complete and absolute release by claimant against Landlord, the Property and Facility Mortgagee.

         In addition to the foregoing and not by way of limitation, in the event Tenant discovers, determines or is advised of the existence of any environmental condition (including, without limitation, a spill, discharge or contamination), the result of which may require remedial action pursuant to any applicable environmental law or may be the basis for the assertion of any third party claims, including claims of governmental entities, Tenant shall promptly notify Landlord thereof and Tenant shall, at its sole cost and expense, proceed with due diligence to take the appropriate action in response thereto. The Tenant hereby agrees to pay any and all fines, charges, fees, expenses, damages, losses, liabilities or response cost arising from or pertaining to the application of any such applicable environmental law to the Suite, or with respect to the Medical Building or the Property results from the activities of Tenant or its Invitees, and to indemnify and forever hold Landlord and any Facility Mortgagee harmless from any and all judgments, fines, charges, fees, expenses, damages, claims, losses, liabilities and response cost including but not limited to all legal, accounting, consulting, engineering and other expenses which may be incurred or imposed upon Landlord and any Facility Mortgagee by any other party or parties arising out of or in connection with any environmental condition, including the exposure of any person to any such environmental condition that occurs on the Suite or results from the activities of Tenant, its Invitees or any lessee of Tenant. Tenant agrees to immediately notify the Landlord and any Facility Mortgagee in the event that any governmental agency or other entity notifies the Tenant that it may not be in compliance with any applicable environmental laws.

         In the event any claim, action, proceeding or suit is brought by a third party against an Indemnified Party with respect to which Tenant would be required to defend, pay, protect, indemnify, save and hold harmless such Indemnified Party, Tenant shall have the right to assume the defense thereof, including the employment at its expense of counsel; provided that Tenant shall not have the right to the extent that such Indemnified Party shall have requested security from Tenant satisfactory to such Indemnified Party and Tenant shall not have provided such security, or such Indemnified Party shall deliver to Tenant a written notice waiving the benefits of the indemnification of such Indemnified Party provided herein in connection with such claim, action, proceeding or suit. In the event that (a) any proceeding is brought against an Indemnified Party who is an individual; (b) the action threatens to restrain or adversely affect the conduct of the business of the Indemnified Party, excluding the business


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


of Landlord's ownership of the Property; (c) based on the written opinion of independent counsel to the Indemnified Party, which opinion will be supplied to Tenant, an Indemnified Party shall have reasonably concluded that there are defenses available to the Indemnified Party which conflict with those available to Tenant; or (d) Tenant shall have failed to provide the security required by the immediately preceding sentence, Tenant shall not have the right to assume the defense of any such action on behalf of the Indemnified Party if such Indemnified Party chooses to defend such action, and all reasonable costs, expenses and attorneys' fees incurred by the Indemnified Party in defending such action shall be borne by Tenant. Notwithstanding the assumption of its defense by Tenant pursuant to this paragraph, any Indemnified Party shall have the right to employ separate counsel and to participate in its defense, but except as set forth in the immediately preceding sentence, the fees and expenses of such counsel shall be borne by the Indemnified Party. In addition, Tenant will not be liable for any settlement or any claim, action, proceeding or suit unless Tenant has consented thereto in writing (such consent not to be unreasonably withheld). Any decision by an Indemnified Party to employ its own counsel rather than counsel selected by Tenant (whether or not at Tenant's expense) shall in no way affect any rights of such Indemnified Party otherwise arising under this Lease. Tenant's liability for a breach of the provisions of this Article shall survive any termination of this Lease.

                     ARTICLE 18. SUBLETTING AND ASSIGNMENT

18.1     SUBLETTING AND ASSIGNMENT.

         Without the prior written consent of Landlord, neither this Lease, nor any interest of Tenant in this Lease or in the Suite, shall be sold, sublet, assigned, or otherwise transferred, directly or indirectly, whether by operation of law or otherwise (collectively an "Assignment"). The consent of Landlord and Facility Mortgagee to any Assignment may be withheld or denied, in their sole discretion and may be conditioned upon such documentation, opinions, certificates and other matters that shall be in form and substance acceptable to the Landlord and Facility Mortgagee. Consent to one Assignment shall not act as consent to any future Assignments. In case of any permitted assignment or subletting, Tenant shall remain primarily liable, as principal rather than as surety, for the prompt payment of the Rent and any other sums due hereunder and for the performance and observance of all of the covenants and conditions to be performed by Tenant hereunder. The fact that a violation or breach of any of the terms, provisions or conditions of this Lease results from or is caused by an act or omission by any of the subtenants shall not relieve Tenant of Tenant's obligation to cure the same. Tenant shall take all necessary steps to prevent any such violation or breach. Any rentals or payments that Tenant receives pursuant to any sublease or assignment in excess of the Base Rent amount shall be paid without demand by Tenant to Landlord. In the event an Event of Default shall have occurred and be continuing under this Lease, Landlord shall be entitled to collect directly from any subtenant any rents that Tenant would otherwise be entitled to receive as a sublessor under any sublease. Any assignment or sublease of the Suite shall not require Landlord to perform any additional duties or obligations other than those set forth in this Lease. Tenant shall cause the subtenants to comply with their obligations under their subleases, and Tenant shall diligently enforce all of its rights as the landlord thereunder in accordance with the terms of such subleases.

18.2     ATTORNMENT.

         Each permitted sublease shall provide that (a) such sublease is subject and subordinate to this Lease and to the rights of Landlord hereunder, (b) in the event this Lease shall terminate before expiration of such sublease, the sublessee will, at Landlord's option, attorn to Landlord and waive any right the sublessee may have to terminate the sublease or to surrender possession thereunder, (c) that sublessee shall upon request of Tenant, Landlord or Facility Mortgagee furnish within ten (10) days an estoppel certificate relating to the sublease in form and substance reasonably acceptable to the requestor, and (d) in the event the sublessee receives notice from Landlord or its assignees, stating that Tenant is in default under this Lease, the sublessee shall pay all rentals accruing under said sublease as the party giving such notice may direct. All rentals received from the sublessee shall be credited against the amounts owing by Tenant under this Lease.


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


                             ARTICLE 19. SURRENDER

19.1     CONDITION OF PROPERTY.

         Tenant will, upon the expiration or prior termination of this Term, vacate and surrender the Suite to Landlord in the condition in which the Suite was originally received from Landlord as a medical clinic, except as repaired, rebuilt, restored, altered or added to as permitted or required by this Lease and except for ordinary wear and tear (subject to Tenant's obligation to maintain the Suite in good order and repair), damage caused by the gross negligence or willful acts of Landlord and damage or destruction described in
ARTICLE 14 or resulting from a Total Taking or Partial Taking which Tenant is not required to repair or restore.

19.2     NO SURRENDER.

         No surrender to Landlord of this Lease or of the Suite or any part thereof, or of any interest therein, shall be valid or effective unless agreed to and accepted in writing by Landlord and no act by Landlord or Landlord's representatives or agents, other than such a written acceptance by Landlord, shall constitute an acceptance of any such surrender.

                 ARTICLE 20. LIMITATION ON LANDLORD'S LIABILITY

20.1     LANDLORD'S LIABILITY.

         Tenant is and shall be in exclusive control and possession of the Suite, and Landlord shall not, in any event whatsoever, be liable for any injury or damage to any property or to any person happening in, on or about the Suite, nor for any injury or damage to any property of Tenant, or of any other person or persons contained therein, nor for any injury or damage to the Suite or to any property belonging to Tenant or any other person which may be caused by any fire or breakage, or by the use, misuse or abuse of any of the openings, installations, or hallways, or which may arise from any other cause whatsoever unless caused by the gross negligence or willful misconduct of Landlord, its agents or employees. The provisions hereof permitting Landlord to enter and inspect the Suite are made for the purpose of enabling Landlord to be informed as to whether Tenant is complying with the agreements, terms, covenants and conditions hereof, and if Landlord so desires, to do such acts as Tenant shall fail to do at Tenant's sole cost and risks.

20.2     UTILITY SERVICE.

         Landlord shall not be liable for any failure of water supply, gas or electric current, sewer service, telephone service, cable or other information or internet services nor for any injury or damage to any property or any person or to the Suite caused by or resulting from gasoline, oil, steam, gas, electricity, or hurricane, earthquake, tornado, flood, wind or similar storms or disturbances, or water, rain or snow which may leak or flow from the street, sewer, gas mains or subsurface area or from any part of the Property, or leakage of gasoline or oil from pipes, appliances, sewer or plumbing works therein, or from any other place, nor for interference with light or other incorporeal hereditaments by anybody, or caused by any public or quasi-public work, unless any of the foregoing results from the gross negligence or willful misconduct of Landlord, its agents or employees. Landlord shall not be deemed in default with respect to any of the terms, covenants and conditions of this Lease on Landlord's part to be performed if Landlord fails to timely perform same and such failure is due in whole or in part to any Unavoidable Delay.

20.3     LIMITATION.

         Notwithstanding anything herein to the contrary, Landlord's liability shall be limited to its interest in the Property. Tenant agrees that no judgment against Landlord under this Lease may be satisfied against any property or assets of Landlord other than the interest of Landlord in the Property.


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


                           ARTICLE 21. SUBORDINATION

21.1     TENANT SUBORDINATION.

         21.1.1 This Lease is expressly subject and subordinate at all times to the lien of any mortgage or deed of trust deed encumbering the Medical Building and the Property and to all advances made or to be made upon the security thereof. At the request, from time to time, by one or more holders of a mortgage or deed of trust that may hereafter be placed upon the Property or any part thereof by Landlord, and any and all renewals, replacements, modifications, consolidations and extensions thereof, Tenant shall subordinate this Lease and all of Tenant's rights and estate hereunder to each such mortgage or deed of trust and agree with each such institutional holder that Tenant will attorn to and recognize such holder or the purchaser at any foreclosure sale or any sale under a power of sale contained in any such mortgage or deed of trust, as the case may be, as Landlord under this Lease for the balance of the Term then remaining, subject to all of the terms and provisions of this Lease and will execute such subordination agreement, estoppel agreements or other agreements as may be reasonably required by any said mortgagee, trustee or lessor. The Landlord shall deliver to Tenant a non-disturbance and attornment agreement (such agreement having theretofore been executed by Tenant) from the holder of the mortgage or trust deed encumbering all or any part of the Medical Building or the Property is situated existing as of the date hereof, and if Tenant is requested to subordinate its interest under this Lease to any future mortgagee or trustee, the Landlord shall deliver a non-disturbance and attornment agreement from the holder of the mortgage or trust deed desiring such subordination. The non-disturbance and attornment agreements referred to above shall provide that Tenant's possession hereunder shall not be disturbed in the event of a foreclosure, so long as Tenant is not in default hereunder.

         21.1.2 If any such mortgage or deed of trust be foreclosed, upon request of the mortgagee, trustee or Lessor, Tenant will attorn to the purchaser at any foreclosure sale thereunder or the lessor under the ground lease (as the case may be) and will execute such instruments as may be necessary or appropriate to evidence such attornment.

                           ARTICLE 22. RENEWAL OPTION

22.1     RENEWAL OPTION.

         As long as no Event of Default shall have occurred and be continuing hereunder, Landlord shall grant to Tenant the option to renew (the "Renewal Option") the term of this Lease for Two (2) additional periods of five (5) years each (the "Renewal Term(s)"). Tenant shall exercise such Renewal Option by delivering written notice of such election to Landlord at least nine (9) months prior to the expiration of the initial Term or a Renewal Term, as the case may be. The renewal of this Lease shall be upon the same terms and conditions of this Lease, except (a) the Base Rent during each Renewal Term shall be as adjusted as set forth in ARTICLE 3; (b) Tenant shall have no option to renew this Lease beyond the expiration of the Renewal Terms; (c) Tenant shall not have the right to assign its renewal rights to any sublessee of the Property or a portion thereof or to any assignee of this Lease, nor may any such sublessee or assignee exercise or enjoy the benefit of such renewal rights; (d) the Suite shall be provided in its then-existing condition (on an "as is" basis in the broadest sense of the term) at the time each Renewal Term commences; and, (e) there shall not be any rent abatement period and Tenant shall not be entitled to any cash payment, concessions or allowance of any nature or amount whatsoever. Notwithstanding the foregoing, Tenant shall have no right to exercise such option to renew, and Landlord shall have no obligation to renew this Lease, unless (i) this Lease shall be in full force and effect upon the date of the exercise of the Renewal Option and upon the date of expiration of the Initial Term or the Renewal Term, as the case may be; and (ii) on the date of exercise of the Renewal Option and on the date of expiration of the initial Term or the Renewal Term, as the case may be, no Event of Default shall have occurred or be continuing hereunder. If Tenant shall fail to exercise a Renewal Option within the time permitted or conditions (i) and (ii) set forth above are not entirely satisfied, such Renewal Option shall automatically terminate and this Lease expire at the expiration of the initial Term.


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


                           ARTICLE 23. MISCELLANEOUS

23.1     OFFICER'S CERTIFICATE AND FINANCIAL STATEMENTS.

         Tenant shall furnish to Landlord, within twenty (20) days following written request by Landlord, an Officer's Certificate certifying that (a) this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Rent has been paid; (c) whether there is (w) to the best of Tenant's knowledge, any existing default or (x) any Event of Default, in either case by Tenant in the payment of Rent, whether there is an existing default by Tenant in the payment of any Additional Rent beyond any applicable grace period, and whether there is (y) to the best of Tenant's knowledge, any other existing default or, (z) any Event of Default by either party hereto, and, if there is any such default, specifying the nature and extent thereof and the action taken to cure such default; (d) whether there are to the best of Tenant's knowledge any actions or proceedings pending against the Property before any governmental authority to condemn the Suite or any portion thereof or any interest therein and whether, to the best of Tenant's knowledge, any such actions or proceedings have been threatened; (e) whether there exists any material unrepaired damage to the Suite from fire or other casualty; (f) whether, to the best of Tenant's knowledge, there is any existing default by Landlord under this Lease; and (g) other items that may be reasonably requested by Landlord or Facility Mortgagee. Any such Officer's Certificate furnished pursuant to this Section may be relied upon by Landlord, Facility Mortgagee and any prospective purchaser of the Property. Failure to give such a statement within ten days after written request shall be conclusive evidence that the Lease is unmodified and in full force and effect and Landlord is not in default, and Tenant shall be estopped from asserting any defaults known to Tenant at that time.

23.2     RISK OF LOSS.

         The risk of loss or of decrease in the enjoyment and beneficial use of the Suite in consequence of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise, or in consequence of foreclosures, attachments, levies or executions is assumed by Tenant and, Landlord shall in no event be answerable or accountable therefor nor shall any of the events mentioned in this Section entitle Tenant to any abatement of Rent.

23.3     HOLDING OVER.

         In the event Tenant remains in possession of the Suite after the expiration or earlier termination of the Term, such occupancy shall not be deemed to extend or renew the Term, but shall continue as a tenancy at will upon the covenants, provisions and conditions herein contained, except that, during such holdover period, Tenant shall pay as rental each month, two times the aggregate of (a) one-twelfth of the Base Rent payable with respect to the last complete Lease Year prior to the expiration of the Term; (b) all Additional Rent accruing during the month and (c) all other sums, if any, payable by Tenant pursuant to the provisions of this Lease. Tenant shall have no rights hereunder other than the right, to the extent given by law to tenancies at will, to continue its occupancy and use of the Suite. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the expiration or earlier termination of this Lease. Notwithstanding anything herein to the contrary, in the event Tenant remains in possession of the Suite after the expiration or earlier termination of the Term, such possession shall be an Event of Default under this Lease and Landlord shall be entitled to all of the rights and remedies in this Lease.

23.4     INSPECTION.

         Tenant shall permit Landlord and its authorized representatives to inspect the Suite during usual business hours subject to any security, health, safety or confidentiality requirements of Tenant, any governmental agency, any Insurance Requirements relating to the Property, or imposed by law or applicable regulations. If Landlord or any Facility Mortgagee has reason to believe there has been a violation of this Lease or a release of any Hazardous Materials or any violation of any Hazardous Materials Law which has or could be reasonably expected to give rise to liability under common law or any Hazardous Materials Law, Landlord may take such action or require Tenant to take such action, as may be necessary to investigate and/or remediate the situation.

23.5     NO WAIVER.

         The failure of Landlord or Tenant to insist at any time upon the strict performance of any term of this Lease or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter or any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease or Tenant's right of possession of the Suite shall reinstate, continue or extend the Term.

23.6     NO MERGER OF TITLE.

         There shall be no merger of this Lease or of the leasehold estate created hereby with Landlord's interest in or ownership of the Property by reason of the fact that the same person, firm, corporation or other entity may acquire, own or hold, directly or indirectly, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate and
(b) the Landlord's interest in the Property.

23.7     TRANSFERS BY LANDLORD.

         If Landlord or any successor owner of the Property shall convey the Property, other than as security for a debt, Landlord or such successor owner, as the case may be, shall thereupon be released from all future liabilities and obligations of the Landlord under this Lease arising or accruing from and after the date of such conveyance or other transfer and all such future liabilities and obligations shall thereupon be binding upon the new owner.

23.8     PEACEFUL ENJOYMENT.

         So long as Tenant shall pay all Rent as the same becomes due and shall fully comply with all of the terms and obligations of this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Suite for the Term hereof, free of any claim or other action by Landlord or anyone claiming by, through or under Landlord, but subject to all liens and encumbrances of record as of the date hereof, the provisions of ARTICLE 21 or hereafter consented to by Tenant. No failure by Landlord to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Lease, or to fail to perform any obligation of Tenant hereunder including the obligation to pay Rent and other amounts payable by Tenant under the Lease. Notwithstanding the foregoing, Tenant shall have the right by separate and independent action to pursue any claim it may have against Landlord as a result of a breach by Landlord of the covenant of quiet enjoyment, provided, however, that Tenant's claim shall be limited to the value of Landlord's interest in the Property.

23.9     NOTICES.

         All notices, demands, consents, approvals, requests and other communications under this agreement shall be in writing and shall be either (a) delivered in person, (b) sent by certified mail, return receipt requested, (c) delivered by a recognized delivery service or (d) sent by facsimile transmission and addressed as follows:

         (A)      IF TO TENANT:

                  UROLOGY CENTER OF THE SOUTH, P.C.
                  C/0 Rusty DeGeorge, Administrator
                  Suite 220
                  1325 Wolf Park Drive, Germantown, TN 38138
                  Phone: 901-384-8840
                  Fax:901-384-6422
                  Email: rustydegeorge@aol.com)

              with a copy to:

                  Frank S. Carney
                  Stokes, Bartholomew, Evans & Petree
                  81 Monroe Avenue
                  Suite 600
                  Memphis, Tn. 38103-2402
                  Phone:  901-525-6781
                  Fax:  901-521-6544
                  facarney@stokesbartholomew.com

         (B)      IF TO LANDLORD:

                  BRIERBROOK PARTNERS, LLC
                  c/o Med Properties Asset Group, L.L.C.
                  Attn:  O.B. McCoin
                  Suite 250
                  7101 Executive Center Drive
                  Brentwood, TN 37027
                  (615) 376-9995
                  (615) 371-0246 (fax)
                  mccoino@hadc.com

              with a copy to:

                  Daniel R. Loftus
                  Wyatt, Tarrant & Combs
                  Suite 1500
                  2525 West End Avenue
                  Nashville, Tn. 37203-1423
                  615-244-0020 (phone)
                  615-256-1726 (fax)
                  dloftus@wyattfirm.com (email)

or to such other address as either party may hereafter designate, and shall be effective upon receipt. All notices given under this Section shall also be provided to the Facility Mortgagee at the address provided for the Facility Mortgagee in the Facility Mortgage or to the address provided by the Facility Mortgagee. A notice, demand, consent, approval, request and other communication shall be deemed to be duly received if delivered in person or by a recognized delivery service, when left at the address of the recipient and if sent by facsimile, upon receipt by the sender of an acknowledgment or transmission report generated by the machine from which the facsimile was sent indicating that the facsimile was sent in its entirety to the recipient's facsimile number; provided that if a notice, demand, consent, approval, request or other communication is served by hand or is received by facsimile on a day which is not a business day, or after 5:00 p.m. on any business day at the addressee's location, such notice or communication shall be deemed to be duly received by the recipient at 9:00 a.m. on the first business day thereafter.

23.10    SURVIVAL.

         Anything contained in this Lease to the contrary notwithstanding, all claims against, and liabilities of, Tenant or Landlord arising prior to any date of termination of this Lease shall survive such termination.

23.11    SEVERABILITY.

         If any term or provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby.

23.12    LATE CHARGES.

         If any late charges provided for in any provision of this Lease are based upon a rate in excess of the maximum rate permitted by applicable law, the parties agree that such charges shall be fixed at the maximum permissible rate.

23.13    AMENDMENT; QUALIFICATION AS REIT.

         No provision of this Lease may be amended, waived, or discharged except by a written agreement in recordable form signed by Landlord and Tenant. In the event Landlord desires to apply for qualification as a real estate investment trust ("REIT"), Tenant agrees to (a) execute any such amendment to this Lease, or any other document Landlord deems necessary or appropriate for Landlord to qualify as a REIT under Code Sections 856-860, or any other applicable Code provisions, and (b) comply, to the extent reasonably required by Landlord, with all applicable tax and securities laws relating to Landlord's qualification as a REIT, so long as Tenant's economic obligations or liabilities are not materially affected.

23.14    PARTIES BOUND.

         All the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

23.15    ENTIRE AGREEMENT.

         This Lease and the Exhibits attached hereto contain the entire agreement between Landlord and Tenant concerning the Suite and there are no other agreements, either oral or written.

23.16    HEADINGS.

         The headings or captions used in this Lease are for convenience of reference only and shall not limit, modify or otherwise affect the meaning hereof.

23.17    GOVERNING LAW.

         This Lease and the rights and obligations of the parties hereto, shall be interpreted and construed in accordance with the laws of the State of Tennessee, including its conflict of laws rules. Any and all suits in law or in equity or other judicial proceeding for any and every breach or for the enforcement of this agreement or any provision therein, shall be instituted and maintained only in Tennessee state courts of competent jurisdiction located in Davidson County, Tennessee, or if a party is entitled to federal jurisdiction, then such proceeding shall be brought in the Federal District Court for the Middle District of Tennessee at Nashville. The parties hereto waive their rights to bring an action in another venue and forfeit their right to appeal a motion to transfer if such action is brought in another venue.

23.18    MEMORANDUM OF LEASE.

         Landlord and Tenant shall, promptly upon the request of Landlord, enter into a short form memorandum of this Lease, in form suitable for recording under the laws of the state in which the Property is located in which reference to this Lease, and all options contained herein, shall be made. Tenant may not record or file for registration this Lease, any memorandum of this Lease or any instrument affecting the Building or the land upon which the Medical Building is situated, in the Office of the Register of Deeds of Shelby County, Tennessee without the prior written consent of Landlord.

23.19    LANDLORD'S APPROVAL.

         23.19.1 Whenever Landlord is allowed or required to give its consent or approval of any matter under this Lease or to deliver any estoppel or other instrument, Tenant's sole remedy for Landlord's failure to give such consent or approval or to deliver such instrument in accordance with the applicable provision of this Lease shall be to compel such approval or delivery. In no event and under no circumstance shall Tenant be entitled to any monetary damages for such failure or to terminate or otherwise modify this Lease.

         23.19.2 Under no circumstance shall Landlord be deemed to have acted negligently, grossly negligently or willfully merely by Landlord's ownership of the Property. In order to have acted negligently, grossly negligently or willfully, Landlord must have committed an affirmative act.

         23.19.3 Wherever pursuant to this Lease (a) Landlord or Facility Mortgagee exercises any right given to it to consent, approve or disapprove, (b) any arrangement or term is to be satisfactory to Landlord, or (c) any other decision or determination is to be made by Landlord or Facility Mortgagee, the decision to consent to, approve or disapprove all decisions that arrangements or terms are satisfactory or not satisfactory, and all other decisions and determinations made by Landlord or Facility Mortgagee, shall be in the sole discretion of either Landlord or Facility Mortgagee, as applicable, except as may be otherwise expressly and specifically provided herein.

23.20    WAIVER OF JURY TRIAL.

         LANDLORD AND TENANT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LEASE.

23.21    NO BROKERS.

         Landlord and Tenant each represent that no real estate broker or other party engaged by it (other than, with respect to Tenant, Med Properties Management Group, L.L.C. (the "BROKER"), is entitled to any commission as a result of the purchase and leasing of the Property. Tenant shall be responsible for the payment of a commission to the Broker. Tenant shall indemnify Landlord against the claims of brokers claiming through Tenant and from any loss, liability, cost and expense (including, without limitation, reasonable attorney's fees) arising from a breach by Tenant under this Section. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

23.22    RATING OF THE TRANSACTION.

         During the Term Tenant will, at Landlord's request, cooperate in good faith with Landlord and any Lending Institution in (a) effecting any secondary market transaction relating to a loan with respect to the property, including without limitation, any loan secured by a Facility Mortgage (including satisfying the market standards to which Lender customarily adheres) and (b) implementing all requirements imposed by the Rating Agencies involved in any such secondary market transaction.

23.23    ADDITIONAL RIGHTS OF LANDLORD.

         23.23.1  The Landlord reserves the following rights:

                  23.23.1.1 OCCUPANCY. During the last sixty (60) days of the Term, if during that period Tenant vacates the Suite, to decorate, remodel, repair, alter or otherwise prepare the Suite for reoccupancy.

                  23.23.1.2 PASS KEYS. To have pass keys to the Suite.

                  23.23.1.3 ACCESS FOR REPAIRS. To have access for repairs, inspections, alterations, additions and improvements to the Suite.

                  23.23.1.4 SHOW SUITE. To show the Suite to prospective tenants or brokers during the last six (6) months of the Term and to prospective purchasers at all reasonable times provided prior notice is given to Tenant in each case and Tenant's use and occupancy of the Suite shall not be materially inconvenienced by any such action of Landlord.

                  23.23.1.5 HEAVY EQUIPMENT. To approve the weight, size and location of safes or heavy equipment or articles, which approval shall not be unreasonably withheld.

                  23.23.1.6 CLOSE BUILDING. To close the Building after regular working hours and on legal holidays subject, however, to Tenant's right to admittance under such regulations as Landlord may prescribe from time to time.

                  23.23.1.7 MEDICAL BUILDING IDENTIFICATION AND APPEARANCE. To change the Building's name or street address; to install and maintain all signs on the exterior or interior of the Building; and to change the arrangement of entrances, doors, corridors and stairs in the Building.

                  23.23.1.8 EXCLUSIVES. To grant to any party the exclusive right to conduct any business or service in the Medical Building provided such exclusive right shall not operate to prohibit Tenant from using the Suite for the purposes permitted hereunder.

         Landlord may enter upon the Suite and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant

         23.23.2 RULES AND REGULATIONS. Landlord shall have the right to establish the rules and regulations with respect to the Medical Building and the Property. Tenant shall abide and shall cause its Invitees to abide by these rules and regulations, and any reasonable amendments or additions thereto as may be made by Landlord from time to time in its sole discretion. Landlord shall provide Tenant with a copy of any rules and regulations (or any amendments thereto) within a reasonable period of time prior to the effective date of such rules and regulations (or any amendments thereto). Landlord shall not be responsible for the violation of any rules or regulations of the Medical Building by other tenants of the Medical Building and Landlord shall have no obligation to enforce the same against other tenants.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this Lease to be executed and their respective corporate seals to be hereunto affixed and attested by their respective officers thereunto duly authorized.


         LANDLORD:

         BRIERBROOK PARTNERS, LLC

         a Tennessee limited liability company

         By:   Its Managing Member

         MED PROPERTIES ASSET GROUP, L.L.C.

         an Indiana limited liability company



         By:    /s/ O.B. McCoin
            -----------------------------------

         Title: Chief Manager
               --------------------------------

         TENANT:

         UROLOGY CENTER OF THE SOUTH, P.C.

         a Tennessee professional corporation

         By: /s/ Richard M. Pearson, M.D.
            ------------------------------------

         Print Name:  Richard M. Pearson, M.D.
                    ----------------------------

         Its:    President
              ----------------------------------

STATE OF TENNESSEE


COUNTY OF SHELBY


         I, the undersigned, a Notary Public in and for said County in said State, hereby certify that Richard M. Pearson, whose name as President of UROLOGY CENTER OF THE SOUTH, P.C., a Tennessee profession corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such President and with full authority, executed the same voluntarily for and as the act of said corporation, in his/her capacity as President as aforesaid.

         Given under my hand and official seal, this the 26th day of June, 2001.



                                           /s/ Mary Louise Grubbs         (SEAL)
                                           -------------------------------
                                           Notary Public
                                           My Commission Expires: Feb 26, 2003

STATE OF TENNESSEE

COUNTY OF DAVIDSON


                  I, the undersigned, a Notary Public in and for said County in said State, hereby certify that O.B. McCoin, whose name as Chief Manager of MED PROPERTIES ASSET GROUP, L.L.C. an Indiana limited liability company, in its capacity as Managing Member of BRIERBROOK PARTNERS, LLC, a Tennessee Limited Liability Company, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such Chief Manager and with full authority, executed the same voluntarily for and as the act of said limited liability company, in its capacity as Managing Member of BRIERBROOK PARTNERS, LLC as aforesaid.

                  Given under my hand and official seal, this the 28th day of June, 2001.


                                           /s/ Carole E. Baker            (SEAL)
                                           ------------------------------
                                           Notary Public

                                           My Commission Expires: Jan 31, 2004